UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

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Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240. 14a-12

SOLUNA HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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SOLUNA HOLDINGS, INC.

325 WASHINGTON AVENUE EXTENSION

ALBANY, NEW YORK 12205

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders of Soluna Holdings, Inc.:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the “Special Meeting”) of Soluna Holdings, Inc., a Nevada corporation formerly known as Mechanical Technology, Incorporated (the “Company”), will be held on March 10, 2023, at 10:00 a.m., Eastern Time. The Special Meeting will be held completely virtually. You will be able to participate in the Special Meeting as well as vote and submit your questions and examine our stockholder list during the live webcast of the Special Meeting by visiting www.virtualshareholdermeeting.com/SLNH2023SM and entering the 16-digit control number included on your proxy card (the “Proxy Card”). At the Special Meeting, we will ask our stockholders to consider and act upon the following matters:

1.	To approve (a) the issuance of shares of our Common Stock to certain investors pursuant to a Securities Purchase Agreement, dated December 5, 2022, entered into among us and such investors (the “December 2022 Purchase Agreement”), (b) the issuance of shares of our Common Stock upon the exercise of warrants issued to such investors pursuant to the December 2022 Purchase Agreement, and (c) the issuance of additional shares of our Common Stock, and the issuance of shares of our Common Stock upon the exercise of additional related warrants, upon the exercise of options granted to such investors under the December 2022 Purchase Agreement, in each case as required by the terms of the December 2022 Purchase Agreement and the Nasdaq Listing Rules.

2.	To approve (a) adjustments to the conversion price of outstanding convertible promissory notes, (b) adjustments to the exercise price of outstanding warrants to purchase our Common Stock held by the holders of outstanding convertible promissory notes, (c) the issuance of shares of our Common Stock upon the conversion of such convertible promissory notes, and (d) the issuance of shares of our Common Stock upon the exercise of such warrants to purchase our Common Stock, in each case as required by the terms of the December 2022 Purchase Agreement and the Nasdaq Listing Rules.

3.	To approve our Soluna Holdings, Inc. Third Amended and Restated 2021 Stock Incentive Plan.

4.	To approve our Soluna Holdings, Inc. 2023 Stock Incentive Plan.

5.	To approve the adjournment of the Special Meeting, if necessary, to continue to solicit votes for Proposal Nos. 1 through 4.

Our Board of Directors has fixed the close of business on January 23, 2023, as the record date for determining stockholders entitled to notice of, and entitled to vote at, the Special Meeting and any adjournments or postponements thereof. Only holders of record of the Company’s Common Stock at the close of business on that date will be entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

By Order of the Board of Directors,

/s/ Philip F. Patman, Jr.
Philip F. Patman, Jr.
Chief Financial Officer and Secretary

Albany, New York

February 10, 2023

It is important that your shares are represented and voted at the Special Meeting. Whether or not you intend to be present virtually at the meeting, please vote your shares according to the instructions on the accompanying Proxy Card. The proxy is revocable and will not be used if you attend and vote at the Special Meeting and vote “in person” at the meeting or otherwise provide notice of your revocation.

SOLUNA HOLDINGS, INC.

325 WASHINGTON AVENUE EXTENSION

ALBANY, NEW YORK 12205

PROXY STATEMENT

This proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (“Board”) of Soluna Holdings, Inc., a Nevada corporation (referred to in this Proxy Statement as the “Company,” “we,” “our” or “us”), to be voted at the special meeting of stockholders of the Company (the “Special Meeting”) to be held virtually on March 10, 2023 at 10:00 a.m., Eastern Time.

Record Date and Voting Securities

The Notice of Special Meeting, this Proxy Statement and accompanying proxy card (the “Proxy Card”) will first be mailed to stockholders of the Company on or about February 10, 2023, in connection with the solicitation of proxies for the Special Meeting. Our Board has fixed the close of business on January 23, 2023, as the record date for the determination of stockholders entitled to notice of, and entitled to vote at, the Special Meeting (the “Record Date”). Only holders of record of our Common Stock, par value $0.001 per share (“Common Stock”), and holders of record of our Series B Preferred Stock, par value $0.001 per share (“Series B Preferred Stock”), outstanding at the close of business on the Record Date will be entitled to notice of, and to vote at, the Special Meeting. We refer to our Common Stock and our Series B Preferred Stock from time to time collectively in this Proxy Statement as “Voting Capital Stock.” As of the Record Date, there were 20,245,390 shares of our Common Stock outstanding and entitled to vote at the Special Meeting and 1,012,067 shares of our Common Stock deemed issuable upon conversion of our Series B Preferred Stock and entitled to vote at the Special Meeting (subject to the beneficial ownership limitations set forth in the Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock (the “Beneficial Ownership Limitations”). Each holder of our Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share of our Common Stock held as of the Record Date with respect to each matter submitted to the stockholders at the Special Meeting. Each holder of our Series B Preferred Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share of our Common Stock deemed issuable upon conversion of each share of our Series B Preferred Stock outstanding as of the close of business on the Record Date (but subject to the Beneficial Ownership Limitations).

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER

MEETING TO BE HELD ON March 10, 2023.

The Notice of the Special Meeting and Proxy Statement are available at www.proxyvote.com.

Questions and Answers About the about the Special Meeting and Voting

1.	Why am I receiving these materials?

We sent you this Proxy Statement and enclosed proxy card because our Board is soliciting your proxy to vote at the Special Meeting.

2.	What is the purpose of the Special Meeting?

At the Special Meeting, the stockholders will be asked to consider and act upon the following matters:

●	To approve (a) the issuance of shares of our Common Stock to certain investors pursuant to a Securities Purchase Agreement dated December 5, 2022 entered into among us and such investors (the “December 2022 Purchase Agreement”), (b) the issuance of shares of our Common Stock upon the exercise of warrants issued to such investors pursuant to the December 2022 Purchase Agreement, and (c) the issuance of additional shares of our Common Stock, and the issuance of shares of our Common Stock upon the exercise of additional related warrants, upon the exercise of options granted to such investors under the December 2022 Purchase Agreement, in each case as required by the terms of the December 2022 Purchase Agreement and Nasdaq Listing Rules and as described more fully herein (“Proposal No. 1”);

●	To approve (a) adjustments to the conversion price of outstanding convertible promissory notes, (b) adjustments to the exercise price of outstanding warrants to purchase our Common Stock held by the holders of outstanding convertible promissory notes, (c) the issuance of shares of our Common Stock upon the conversion of such convertible promissory notes, and (d) the issuance of shares of our Common Stock upon the exercise of such warrants to purchase our Common Stock, in each case as required by the terms of the December 2022 Purchase Agreement and Nasdaq Listing Rules and as described more fully herein (“Proposal No. 2”);

●	To approve our Soluna Holdings, Inc. Third Amended and Restated 2021 Stock Incentive Plan as described more fully herein (“Proposal No. 3”);

●	To approve our Soluna Holdings, Inc. 2023 Stock Incentive Plan as described more fully herein (“Proposal No. 4”); and

●	To approve the adjournment of the Special Meeting, if necessary, to continue to solicit votes for Proposal Nos. 1 through 4 (“Proposal No. 5”).

3.	Who can vote at the Special Meeting?

Only stockholders of record as of the Record Date. Each stockholder will be entitled to cast one vote on each proposal presented at the Special Meeting for each share of our Voting Capital Stock that such holder owned as of the Record Date on an as-converted basis.

4.	What are my voting rights?

Holders of our Voting Capital Stock are entitled to one vote per share (on an as converted basis), subject, in the case of our Series B Preferred Stock, to the Beneficial Ownership Limitations. As of the Record Date, there were 20,245,390 shares of our Common Stock outstanding and entitled to vote at the Special Meeting and 1,012,067 shares of our Common Stock deemed issuable upon conversion of our Series B Preferred Stock and entitled to vote at the Special Meeting (subject to the Beneficial Ownership Limitations). There is no cumulative voting.

5.	How do I cast my vote?

If you are a stockholder of record as of the Record Date, you may vote virtually at the Special Meeting by submitting a ballot during the live webcast, online by going to www.proxyvote.com and follow the instructions provided, by phone by calling 1-800-690¬6903 and follow the recorded instructions or by mail by completing, signing, dating and timely returning the enclosed Proxy Card in the accompanying pre-addressed, postage-paid envelope.

If your shares of our Common Stock are held in “street name” by a bank, broker or other nominee, you have the right to direct your bank, broker or other nominee on how to vote the shares in your account. Please see below for additional information.

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6.	How do I change my vote?

You may revoke your proxy and change your vote at any time before the final vote at the Special Meeting. You can revoke a proxy by:

●	by giving written revocation to our Secretary;

●	signing and delivering a proxy bearing a later date;

●	voting again over the Internet or by telephone; or

●	voting virtually by submitting a ballot at the Special Meeting live webcast. Your attendance at the Special Meeting will not automatically revoke your proxy unless you vote again at the meeting or specifically request in writing that your proxy be revoked.

Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.

7.	Where and when will I be able to find the results of the voting?

We will publish the final results in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission no later than four business days after the date of the Special Meeting.

8.	Where is the Special Meeting being held?

We will hold the Special Meeting virtually at www.virtualshareholdermeeting.com/SLNH2023SM on March 10, 2023, at 10:00 a.m. Eastern Time, unless postponed or adjourned to a later date.

9.	How do I attend the Special Meeting?

The Special Meeting will be a virtual meeting. You can participate in the Special Meeting by attending the live webcast at www.virtualshareholdermeeting.com/SLNH2023SM.

Proxies; Voting of Proxies

Our Board is soliciting proxies for use at the Special Meeting, and such proxy will not be voted at any other meeting. Michael Toporek is the person selected by our Board to serve as proxy with respect to the Special Meeting. Mr. Toporek is the Chief Executive Officer of the Company.

Your vote is important. If you are a stockholder of record, whether or not you plan to attend the Special Meeting via the live webcast, we urge you to submit your proxy to ensure that your vote is counted. You may still view the live webcast of the Special Meeting and vote in person even if you have already voted by proxy. You may vote in one of the following ways:

●	vote electronically at the Special Meeting by attending the live webcast at www.virtualshareholdermeeting.com/SLNH2023SM and follow the instructions on how to vote electronically;

●	vote online by going to www.proxyvote.com and follow the instructions provided;

●	vote by phone by calling 1-800-690-6903 and follow the recorded instructions; or

●	vote by mail by voting, signing, and timely mailing your proxy card.

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The shares represented by each proxy will be voted in accordance with the directions specified thereby. If you return a properly executed proxy card but do not fill out the voting instructions on the proxy card or if you indicate when voting on the Internet or over the telephone that you wish to vote as recommended by our Board, the shares represented by your proxy, assuming it is not properly revoked pursuant to the instructions below, will be voted by the person named as proxy in accordance with the recommendations of our Board contained in this Proxy Statement.

Our Board knows of no matters to be presented at the Special Meeting other than those described in this Proxy Statement. In the event that other business properly comes before the meeting, the person named as proxy will have discretionary authority to vote the shares represented by any properly provided proxy in accordance with his own judgment.

Revocation of Proxies

Each stockholder giving a proxy has the power to revoke it at any time before the shares represented by that proxy are voted. A proxy may be revoked, prior to its exercise, by (i) executing and delivering a later-dated proxy via the Internet, via telephone, or by mail; (ii) delivering written notice of revocations of the proxy to our Secretary prior to the Special Meeting; or (iii) logging on to the live webcast of the Special Meeting and voting as directed at the Special Meeting. Please note that a stockholder’s attendance at the live webcast of the Special Meeting will not, by itself, revoke such stockholder’s proxy.

Subject to the terms and conditions set forth herein, all proxies received by us will be effective, notwithstanding any transfer of the shares to which such proxies relate, unless at or prior to the Special Meeting we receive a written notice of revocation signed by the person who, as of the Record Date, was the registered holder of such shares. The notice of revocation must indicate the certificate number(s) and number of shares to which such revocation relates and the aggregate number of shares represented by such certificate(s).

If your shares are held in “street name,” as discussed below under the heading “Beneficial Owner: Shares Registered in the Name of Broker, Bank, or other Nominee,” you must contact your broker, bank, or other nominee to revoke any prior voting instructions.

Beneficial Owner: Shares Registered in the Name of Broker, Bank, or other Nominee

Many shares of our Common Stock are held in “street name,” meaning that a depository, broker-dealer, or other financial institution holds the shares in its name, but such shares are beneficially owned by another person. If your shares of Common Stock are held in street name as of the Record Date, you should receive instructions from the holder of record that you must follow in order for you to specify how your shares will be voted at the Special Meeting; alternatively, you can use the voting information form provided by Broadridge to instruct your record owner on how to vote your shares. Generally, a street name holder that is a broker must receive direction from the beneficial owner of the shares to vote on issues other than certain limited routine, uncontested matters, such as the ratification of auditors. In the case of non-routine or contested items, the brokerage institution holding street name shares cannot vote the shares if it has not received voting instructions from the beneficial holder thereof. A broker “non-vote” occurs when a proxy is received from a broker but the shares represented by such proxy are not voted on a particular matter because the broker has not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the broker does not have discretionary power to vote the shares.

If your shares are held of record by a person or institution other than a broker, whether such nominee can exercise discretionary authority to vote your shares on any matter at the Special Meeting in the absence of instructions from you will depend on your individual arrangement with that nominee record holder, in particular, whether you have granted such record holder discretionary authority to vote your shares. In the absence of an arrangement with your record holder granting such discretionary authority, your record holder nominee will not have discretionary authority to vote your shares on any matter at the Special Meeting in the absence of specific voting instructions from you.

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If, as of the Record Date, your shares of our Voting Capital Stock were held in an account at a broker, bank, or other nominee, then you are the beneficial owner of shares held in “street name” and the proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record. As a beneficial owner, you may direct your broker, bank, or nominee how to vote the shares in your account or “vote” (provide instructions) online at the Special Meeting using the 16-digit control number included on your voting instruction form or otherwise provided by the organization that is the record holder of your shares.

Quorum and Method of Tabulation

The presence, in person or by proxy, of holders of 33 1/3% of the total number of outstanding shares of our Voting Capital Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Special Meeting. Assuming a quorum is present, the affirmative vote of a majority of the shares of our Voting Capital Stock present in person or represented by proxy at the Special Meeting and casting votes affirmatively or negatively thereon is required for the approval of Proposal Nos. 1, 2, 3, 4, and 5. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on these proposals. Abstentions and broker non-votes will not affect the outcome of voting on these proposals.

One or more inspectors of election appointed for the meeting will tabulate the votes cast in person or by proxy at the Special Meeting and will determine whether or not a quorum is present. The inspectors of election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as not cast for purposes of determining the vote on any matter submitted to stockholders. Because abstentions are not included in calculating votes cast with respect to any proposal, abstentions will have no effect on the outcome of Proposal Nos. 1, 2, 3, 4, and 5.

If a broker submits a proxy indicating that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will be treated as shares that are present and entitled to vote for purposes of determining quorum, but as not cast for purposes of determining the vote on such matter submitted to the stockholders for a vote. As a result, broker non-votes will have no effect on the outcome of Proposal Nos. 1, 2, 3, 4, and 5.

Format of and Admission to the Special Meeting

We will hold the Special Meeting in a virtual-only format, which will be conducted over the Internet via live webcast. In addition, we may continue to hold our special meetings using a virtual-only format in future years as we believe that a virtual format is more environmentally friendly, allows greater stockholder participation, and decreases the costs of holding the special meeting. We intend to hold our virtual special meetings in a manner that affords stockholders the same general rights and opportunities to participate, to the greatest extent possible, as they would have at an in-person meeting.

The Special Meeting will be held live via the Internet on March 10, 2023, at 10:00 a.m., Eastern Time, at www.virtualshareholdermeeting.com/SLNH2023SM. You will not be able to attend the meeting in person. Participation in and attendance at the Special Meeting is limited to our stockholders of record as of the close of business on January 23, 2023, and other persons holding valid proxies for the Special Meeting. Online access will begin at 9:45 a.m., Eastern Time, on March 10, 2023, and we encourage you to access the Special Meeting prior to the start time. To be admitted to the Special Meeting at www.virtualshareholdermeeting.com/SLNH2023SM, you must enter the 16-digit control number included on your proxy card or, for beneficial owners of shares held in “street name” as discussed above the heading “Beneficial Owner: Shares Registered in the Name of Broker, Bank, or other Nominee,” on your voter information form. If you encounter difficulties accessing the virtual meeting, please call the technical support number that will be posted at www.virtualshareholdermeeting.com/SLNH2023SM.

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Stockholders will be able to submit questions via the online platform during a portion of the Special Meeting. You may submit questions by signing into the virtual meeting platform at www.virtualshareholdermeeting.com/SLNH2023SM, typing a question into the “Ask a Question” field, and clicking “submit.” Only questions that are pertinent to meeting matters will be answered during the Special Meeting, subject to time constraints. Questions regarding personal matters or matters not relevant to the Special Meeting will not be answered. If we receive substantially similar questions, we will group them together to avoid repetition. If there are questions pertinent to meeting matters that cannot be answered during the meeting due to time constraints, we will post answers to a representative set of such questions at https://www.solunacomputing.com/investors. The questions and answers will be available as soon as practicable after the Special Meeting.

Householding of Special Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of our Proxy Statement to stockholders may have been sent to multiple stockholders who share an address unless we have received instructions to the contrary. We will promptly deliver a separate copy of either document to any stockholder upon written or oral request. Requests may be made by mail to: Soluna Holdings, Inc, ATTN: Investor Relations Department, 325 Washington Avenue Extension, Albany, New York 12205; by e-mail: hello@soluna.io or by telephone: (518) 218-2550. Any stockholder who would like to receive separate copies of our proxy statement in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household in the future, should contact their bank, broker, or other nominee record holder, or us directly at the address, e-mail address or phone number listed above.

Proxy Solicitation Expense

We intend to engage a paid proxy solicitor to assist with the solicitation of proxies for the Special Meeting. In addition, our directors, officers, and employees, without receiving any additional compensation, may solicit proxies personally or by telephone, facsimile, or email. We will pay all costs and expenses incurred in the solicitation of proxies for the Special Meeting. We will also reimburse banks, brokers, and other nominees for reasonable expenses incurred in forwarding proxy materials to their customers or principals who are the beneficial owners of shares of our Voting Capital Stock held in street name.

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PROPOSAL NO. 1

 APPROVAL OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK AND

 WARRANTS TO PURCHASE OUR COMMON STOCK

Overview

At the Special Meeting, holders of our Voting Capital Stock will be asked to approve the issuance of shares of our Common Stock pursuant to the December 2022 Purchase Agreement, the issuance of shares of our Common Stock upon the exercise of certain warrants issued pursuant to the December 2022 Purchase Agreement, and the issuance of the Option Shares (as defined below) and shares issuable upon exercise of the Option Warrants (as defined below), in each case if issued upon exercise of the Options (as defined below) as required by the December 2022 Purchase Agreement and for purposes of compliance with Nasdaq Listing Rule 5635(d).

As a material condition of the December 2022 Purchase Agreement, we agreed to submit, and recommend this proposal, to our stockholders. Our Board believes that the December 2022 Purchase Agreement and this proposal are in the best interests of the Company and its stockholders in order to fulfill and meet our contractual commitments made pursuant to the December 2022 Purchase Agreement and accompanying agreements. Under the December 2022 Purchase Agreement, we agreed to use our commercially reasonable efforts to hold a special meeting of stockholders to obtain stockholder approval for the December 2022 Shares, the Option Shares, the issuance of shares of our Common Stock upon the exercise of the December 2022 Warrants, and the issuance of shares of our Common Stock upon the exercise of the Option Warrants, with the recommendation of our Board that such proposal be approved. If we do not obtain stockholder approval of this Proposal No. 1 at this Special Meeting, we will adjourn this Special Meeting and hold a special meeting of stockholders every 90 days thereafter to seek stockholder approval until stockholder approval is obtained.

Background

On December 5, 2022, we entered into the December 2022 Purchase Agreement with certain investors named therein (the “December 2022 Investors”) with respect to the sale and issuance of 1,125,000 shares of our Common Stock (the “December 2022 Shares”) and associated warrants (the “December 2022 Warrants”) to purchase up to 2,250,000 shares of our Common Stock at an exercise price of $0.76 per share, for aggregate gross proceeds of $855,000 (the “December 2022 Offering”). The December 2022 Warrants have an initial exercise price of $0.76 per share, are exercisable immediately upon issuance and will expire five years following the date of issuance. In addition, we granted to the December 2022 Investors the right to purchase (the “Options”) additional shares of our Common Stock (the “Option Shares”) and related warrants (the “Option Warrants”). Pursuant to the Options, the December 2022 Investors (a) within 120 days following the closing of the December 2022 Offering, may acquire up to $855,000 of Option Shares and Option Warrants to purchase up to $1,710,000 of shares of our Common Stock, at an exercise price per Option Share and accompanying Option Warrant which will be the lesser of (i) $0.76 and (ii) a five percent discount to the lowest bid price as reported by Nasdaq for the five trading days prior to the closing of the exercise the Options; provided, however, that such price shall not be lower than $0.50 per Option Share and accompanying Option Warrant, and (b) within 120 days following the first closing of the exercise of the Options, may acquire up to $855,000 of Option Shares and Option Warrants to purchase up to $1,710,000 of shares of our Common Stock, at the exercise price per Option Share and accompanying Option Warrant which will be the lowest of (i) $0.76; (ii) the at the first Options closing, or (iii) a five percent discount to the lowest bid price as reported on Nasdaq for the five trading days prior to the second Options closing; provided, however, that such price shall not be lower than $0.50 per Option Share and accompanying Option Warrant. The Option Warrants, if any, will have an exercise price equal to the exercise price per Option Share and related Option Warrant sold in the respective Options closing, will be immediately exercisable and will expire on the five (5) year anniversary of the respective original issuance date. In addition, we may amend the terms of the December 2022 Warrants to reduce the exercise prices thereunder, and we may amend the terms of the Option Shares and the Option Warrants to reduce the exercise prices thereunder, or to reduce the floor price of the Options, in each case, with the approval of our Board, but subject to an exercise price floor of $0.30 per share, which represents the closing price of our Common Stock on the Nasdaq Stock Market on January 3, 2023, the first trading day of the 2023 fiscal year. On February 9, 2023, we and the December 2022 Investors, amended Sections 2.4(a) and 2.4(b) of the December 2022 Purchase Agreement so that the exercise price per Option Share and accompanying Option Warrant at each subsequent closing under the December 2022 Purchase Agreement shall not be lower than $0.30.

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Holders of the December 2022 Warrants and the Option Warrants will not have the right to exercise any portion of such warrants if the holder (together with its affiliates) would beneficially own in excess of 4.99% (or 9.99% upon the request of the holder) of the number shares of our Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the December 2022 Warrants or the Option Warrants, as applicable. However, any holder may increase or decrease such percentage, provided that any increase will not be effective until the 61st day after such election.

Effect of Issuance of Additional Securities

As of December 31, 2022, we had 18,694,206 shares of our Common Stock outstanding (such amount not giving effect to shares of our Common Stock held in treasury or to the exercise of any outstanding options, warrants or any other rights to purchase our securities) (the “December 31 Outstanding Share Amount”). Based on the December 31 Outstanding Share Amount, if our investors were to exercise the December 2022 Warrants, to purchase Option Shares, and to purchase and exercise the Option Warrants, in each case in full, such investors would be issued an aggregate of 9,000,000 shares of our Common Stock, equal to 32.5% of our issued and outstanding Common Stock on a pre-transaction basis (using the December 31 Outstanding Share Amount plus the number of shares of our Common Stock issuable upon the exercise of the December 2022 Warrants and the Option Warrants at the lowest stated exercise price plus the number of Option Shares issuable upon exercise of the Options at the lowest stated exercise price as the denominator), assuming that such investors waive the provisions of the December 2022 Warrants and the Options limiting their beneficial ownership of shares of Common Stock to 4.99%. Please note that this calculation does not consider the possibility of approving Proposal No. 2 below.

As such, for so long as the December 2022 Investors beneficially own a substantial number of shares of our Common Stock, they could significantly influence future decisions by our company. Our stockholders will incur dilution of their percentage ownership to the extent that the December 2022 Investors exercise the December 2022 Warrants, purchase the Option Shares, or purchase and exercise the Option Warrants, in each case in full. Further, because the exercise price of the December 2022 Warrants and the Option Warrants, and the exercise price of the Options, may be further adjusted to a lower amount, but not less than $0.30 per share, which represents the closing price of our Common Stock on the Nasdaq Stock Market on January 3, 2023, the first trading day of the 2023 fiscal year, stockholders may experience an even greater dilutive effect. Stockholder approval of Proposal No. 1 will apply to the issuance of shares of our Common Stock pursuant to the December 2022 Offering and to all issuances of our Common Stock pursuant to the exercise of the December 2022 Warrants, the purchase of the Option Shares, and the purchase and exercise of the Option Warrants, including such potential issuances of additional shares if we reduce the respective exercise prices therefore as described above.

Nasdaq Marketplace Requirements and the Necessity of Stockholder Approval

Our Common Stock is currently listed on the Nasdaq Capital Market and, as such, we are subject to the Listing Rules of the Nasdaq Stock Market. Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to the issuance of our Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by us of shares of our Common Stock (and/or securities convertible into or exercisable for shares of our Common Stock) equal to 20% or more of the shares of our Common Stock outstanding prior to such issuance where the price of the shares of our Common Stock to be issued is below the “Minimum Price.” “Minimum Price” means a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Shares of our Common Stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value. Accordingly, we believe that the issuance of shares of our Common Stock in the December 2022 Offering and the issuance of shares of our Common Stock upon the exercise of the December 2022 Warrants, the purchase of the Option Shares, and the purchase and exercise of the Option Warrants, in each case in full, may require stockholder approval.

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If our stockholders do not approve this Proposal No. 1, the Option Shares will not be issuable, and the December 2022 Warrants and the Option Warrants will not be exercisable, in each case, in a manner that complies with Nasdaq Listing Rule 5635(d). In addition, our failure to obtain approval of this Proposal No. 1 would prohibit us to satisfying our obligations under the December 2022 Purchase Agreement.

Additional Information

We intend this summary to provide you with basic information concerning the December 2022 Purchase Agreement, the December 2022 Shares, the December 2022 Warrants, the Option Shares and the Option Warrants. The full text of the December 2022 Purchase Agreement and the form of December 2022 Warrant and Option Warrant were filed as exhibits to our Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 5, 2022.

Required Vote

The affirmative vote of a majority of the shares of our Voting Capital Stock present in person or represented by proxy at the Special Meeting and casting votes affirmatively or negatively thereon is required for approval of Proposal No. 1. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will not affect the outcome of voting on this proposal.

Board Recommendation

Our Board of Directors recommends a vote “FOR” the approval of Proposal No. 1.

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PROPOSAL NO. 2

APPROVAL OF NOTE CONVERSION PRICE AND

WARRANT EXERCISE PRICE ADJUSTMENTS

Overview

At the Special Meeting, holders of our Voting Capital Stock will be asked to approve a reduction of the conversion price of the October Secured Notes (as defined below), a reduction of the exercise price of the Noteholder Warrants (as defined below), the issuance of shares of our Common Stock upon conversion of the October Secured Notes, and the issuance of shares of our Common Stock upon the exercise of the Noteholder Warrants, in each case as required by the terms of the October Secured Notes and the December 2022 Agreement and for purposes of compliance with Nasdaq Listing Rule 5635(d).

As a material condition of the December 2022 Purchase Agreement, we agreed to submit and recommend this proposal to our stockholders. Our Board believes that this proposal is in the best interests of the Company and its stockholders in order to fulfill and meet our contractual commitments made pursuant to the October Secured Notes, the December 2022 Purchase Agreement and accompanying agreements. Under the December 2022 Purchase Agreement, we agreed to use our commercially reasonable efforts to hold a special meeting of stockholders to obtain stockholder approval for a reduction of the conversion price of the October Secured Notes and a reduction of the exercise price of the Noteholder Warrants, with the recommendation of our Board that such proposal be approved. We are also seeking to obtain stockholder approval of the issuance of shares of our Common Stock upon conversion of the October Secured Notes and exercise of the Noteholder Warrants. If we do not obtain stockholder approval of this Proposal No. 2 at this Special Meeting, we will adjourn this Special Meeting and hold a special meeting of stockholders every 90 days thereafter to seek stockholder approval until stockholder approval is obtained.

Background

On October 20, 2021, we entered into a securities purchase agreement (the “October 2021 Purchase Agreement”) with certain accredited investors (the “Noteholders”), and issued to the Noteholders, upon closing of the offering on October 25, 2021, convertible secured notes (the “October Secured Notes”) in the aggregate principal amount of $16,304,348, for an aggregate exercise price of $15,000,000. The October 2021 Purchase Agreement contains, among other provisions, a “most favored nation” provision (the “MFN Provision”). The MFN Provision provides that as long as any Noteholder holds any October Secured Notes with a principal amount in excess of $1,500,000, if we issue or sell any of our Common Stock or Common Stock equivalents, and if the Noteholder reasonably believes that any of the terms and conditions of such issuance or sale are more favorable than the terms and conditions granted to the Noteholder pursuant to the October 2021 Purchase Agreement, upon notice to us within five trading days after disclosure of such issuance or sale, we will amend the terms of the October 2021 Purchase Agreement as to such Noteholder, only so as to give such Noteholder the benefit of such more favorable terms or conditions. As of December 31, 2022, October Secured Notes with an aggregate principal amount of $13,006,022 are outstanding.

In accordance with the MFN Provision, following the issuance of the December 2022 Shares and the December 2022 Warrants, we reduced the conversion price of the October Secured Notes to $0.76 per share. We are holding a special meeting of our stockholders for the purpose of obtaining stockholder approval of reductions in the conversion price of the October Secured Notes, subject to a conversion price floor of $0.30 per share, which represents the closing price of our Common Stock on the Nasdaq Stock Market on January 3, 2023, the first trading day of the 2023 fiscal year.

In connection with the December 2022 Offering, we also agreed to amend certain existing warrants to purchase up to an aggregate of: (i) 592,024 shares of our Common Stock at an exercise price of $9.50 per share and an expiration date of October 25, 2026; (ii) 1,000,000 shares of our Common Stock at an exercise price of $3.50 per share and with an expiration date of September 13, 2027; (iii) 1,000,000 shares of our Common Stock at an exercise price of $4.50 per share and with an expiration date of September 13, 2027; (iv) 1,000,000 shares of our Common Stock at an exercise price of $5.50 per share and with an expiration date of September 13, 2027; (v) 1,000,000 shares of our Common Stock at an exercise price of $7.50 per share and an expiration date of September 13, 2027; and (vi) 85,000 shares of Common Stock at an exercise price of $9.50 and an expiration date of January 14, 2025, held by the Noteholders (collectively, the “Noteholder Warrants”) so that the amended Noteholder Warrants would have an exercise price of $0.76 per share. We are holding a special meeting of our stockholders for the additional purpose of obtaining stockholder approval of reductions in the exercise price of the Noteholder Warrants, subject to an exercise price floor of $0.30 per share, which represents the closing price of our Common Stock on the Nasdaq Stock Market on January 3, 2023, the first trading day of the 2023 fiscal year.

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Effect of Issuance of Additional Securities

Based on the December 31 Outstanding Share Amount, if the Noteholders were to convert the October Secured Notes in full into an aggregate of 17,113,187 shares of our Common Stock and to exercise the Noteholder Warrants in full for an aggregate of 4,677,024 shares of our Common Stock, the Noteholders would hold an aggregate of 21,790,211 shares of our Common Stock, equal to 53.8% of our issued and outstanding Common Stock on a pre-transaction basis (using the December 31 Outstanding Share Amount plus the number of shares of our Common Stock into which the October Secured Notes are convertible and the Noteholder Warrants are exercisable as the denominator), assuming the Noteholders waive the provisions in the October Secured Notes and the Noteholder Warrants limiting their beneficial ownership of shares of our Common Stock to 4.99%. Please note that this calculation does not consider the possibility of approving Proposal No. 1 above.

As such, for so long as the Noteholders beneficially own a substantial number of shares of our Common Stock, they could significantly influence future decisions by our company. Our stockholders will incur dilution of their percentage ownership to the extent that the Noteholders fully convert the October Secured Notes or exercise the Noteholder Warrants. In addition, because the conversion price of the October Secured Notes and the Noteholder Warrants may be further adjusted to a lower amount, our stockholders may experience an even greater dilutive effect. If we and the Noteholders agree to decrease the conversion price of the October Secured Notes or the exercise price of the Noteholder Warrants, in each case, in the future, we could issue more shares of our Common Stock to the Noteholders upon the conversion of the October Secured Notes or the exercise of the Noteholder Warrants than the amounts set forth above. Stockholder approval of Proposal No. 2 will apply to all issuances of our Common Stock pursuant to the conversion of the October Secured Notes and the exercise of the Noteholder Warrants, including such potential issuance of additional shares.

Nasdaq Marketplace Requirements and the Necessity of Stockholder Approval

Our Common Stock is currently listed on the Nasdaq Capital Market and, as such, we are subject to the Nasdaq Listing Rules. Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to the issuance of our Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by us of shares of our Common Stock (and/or securities convertible into or exercisable for shares of our Common Stock) equal to 20% or more of the shares of our Common Stock outstanding prior to such issuance where the price of our Common Stock to be issued is below the “Minimum Price.” “Minimum Price” means a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Shares of our Common Stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value. Accordingly, we believe that the adjustments to the conversion prices of the October Secured Notes, the adjustments to the exercise prices of the Noteholder Warrants, the issuance of shares of our Common Stock upon the conversion in full of the October Secured Notes, and the issuance of shares of our Common Stock upon the exercise in full of the Noteholder Warrants may require stockholder approval.

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If our stockholders do not approve this Proposal No. 2, the conversion prices of the October Secured Notes cannot be adjusted, the exercise prices of the Noteholder Warrants cannot be adjusted, the October Secured Notes will not be fully convertible, and the Noteholder Warrants will not be fully exercisable, in each case, in a manner that complies with Nasdaq Listing Rule 5635(d). In addition, our failure to obtain approval of this Proposal No. 2 would prohibit us to satisfying our obligations under the terms of the December 2022 Purchase Agreement.

Additional Information

This summary is intended to provide you with basic information concerning the October Secured Notes and the Noteholder Warrants. The form of October Secured Note and the form of Noteholder Warrant were filed as exhibits to our Current Report on Form 8-K filed with the SEC on October 15, 2021.

Required Vote

The affirmative vote of a majority of the shares of our Voting Capital Stock present in person or represented by proxy at the Special Meeting and casting votes affirmatively or negatively thereon is required for approval of Proposal No. 2. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will not affect the outcome of voting on this proposal.

Board Recommendation

Our Board of Directors recommends a vote “FOR” the approval of Proposal No. 2.

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PROPOSAL 3:

APPROVAL OF OUR THIRD AMENDED AND RESTATED

2021 STOCK INCENTIVE PLAN

We are asking our stockholders to approve the adoption of our Third Amended and Restated 2021 Stock Incentive Plan (the “Third Amended and Restated 2021 Plan”). Our Board adopted the Third Amended and Restated 2021 Plan on January 16, 2023, subject to stockholder approval at the Special Meeting. The Third Amended and Restated 2021 Plan will, among other things, (a) increase the number of shares of our Common Stock reserved for issuance thereunder, on a quarterly basis, to 18.75% of the shares of our Common Stock outstanding on the measurement date and (b) allow us to grant awards of shares of our 9.0% Series A Cumulative Perpetual Preferred Stock (“Series A Preferred Stock”) (with and without restrictions), in each case, as described below.

Our Board believes that the Third Amended and Restated 2021 Plan is in the best interests of our company and our stockholders because the availability of an adequate equity compensation program is an important factor in attracting and retaining qualified directors, officers, employees, and consultants essential to our success. In addition, the Third Amended and Restated 2021 Plan and the availability of equity awards thereunder will serve to better align the interests of our directors, officers, employees, and consultants with the interests of our stockholders and encourage our directors, officers, employees, and consultants to maximize stockholder value. The number of shares of our Common Stock reserved for issuance under the original 2021 Stock Incentive Plan (the “2021 Plan”) was targeted at 8.0% of the number of shares of our Common Stock outstanding on January 1 of such year. We amended and restated the 2021 Plan (the “Amended and Restated 2021 Plan”) to increase the share reserve thereunder to 15% of the number of shares of our Common Stock outstanding. We amended and restated the Amended and Restated 2021 Plan (the “Second Amended and Restated 2021 Plan”) to calculate the shares of our Common Stock available for issuance thereunder as of the first trading day of each calendar quarter rather than at the beginning of each fiscal year. The Third Amended and Restated 2021 Plan amends and restates the Second Amended and Restated 2021 Plan, as described herein, to provide us with flexibility to continue to operate the plan for the benefit of new participants (including new hires or employees of acquired companies), as well as to allow additional awards to current participants. Any shares of our Common Stock and Series A Preferred Stock that are subject to equity awards issued under the Third Amended and Restated 2021 Plan which expire unexercised or unvested, or are forfeited, terminated, surrendered, or cancelled without the delivery of shares of our Common Stock or Series A Preferred Stock, as applicable, such that all or some of the shares of our Common Stock or Series A Preferred Stock, as applicable, covered by an award are not issued to a participant or are exchanged for awards that do not involve shares of our Common Stock or Series A Preferred Stock, as applicable, will again immediately become available to be issued pursuant to awards granted under the Third Amended and Restated 2021 Plan. If shares of our Common Stock or Series A Preferred Stock, as applicable, are withheld from payment of an award to satisfy tax or exercise price obligations with respect to the award, those shares of our Common Stock or Series A Preferred Stock, as applicable, will be treated as shares that have been issued under the Third Amended and Restated 2021 Plan and will not again be available for issuance under the Third Amended and Restated 2021 Plan. Any Specified Awards (as defined below) will be excluded from the calculation of the maximum aggregate number of shares of our Common Stock that may be issued under the Amended and Restated 2021 Plan.

A copy of the Third Amended and Restated 2021 Plan is set forth as Annex A to this Proxy Statement. The material features of the Third Amended and Restated 2021 Plan are described below. The following description is intended to be a summary and does not purport to be a complete statement of the terms of the Third Amended and Restated 2021 Plan. Accordingly, this summary is qualified in its entirety by reference to Annex A.

Overview

The purpose of the Third Amended and Restated 2021 Plan is to attract and retain senior managers, employees, directors, consultants, professionals, and service providers who provide services to us or our subsidiaries, provided that such services are bona fide services that are not of a capital-raising nature (“Eligible Persons”). The Third Amended and Restated 2021 Plan provides for the direct award of shares of our Common Stock and Series A Preferred Stock (with and without restrictions), for the grant of options to purchase shares of our Common Stock, and for the grant of RSUs exercisable for shares of our Common Stock (collectively, the “2021 Plan Awards”).

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We have a policy of awarding significant amounts of restricted stock to Eligible Persons on an annual basis. Restricted stock grants generally vest over two or more years, and we intend that, for any stock options and RSUs granted, Eligible Persons may only receive shares of our Common Stock so long as such grants have vested from time to time, in whole or in part, in the manner and subject to the conditions that our Board or the Compensation Committee of our Board (“Compensation Committee”), in each case in its discretion, may provide in the applicable award agreement.

Administration

The Third Amended and Restated 2021 Plan will continue to be administered by our Compensation Committee. Our Compensation Committee will have the full authority, subject to the terms of the Third Amended and Restated 2021 Plan, to interpret the Third Amended and Restated 2021 Plan and establish rules and regulations for the proper administration of the Third Amended and Restated 2021 Plan. Each of our Chief Executive Officer, our Chief Financial Officer, and our Secretary shall be authorized to implement the Third Amended and Restated 2021 Plan in accordance with its terms and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes of the Third Amended and Restated 2021 Plan. The validity, construction, and effect of the Third Amended and Restated 2021 Plan and any rules and regulations relating to the Third Amended and Restated 2021 Plan shall be determined in accordance with the laws of the State of Nevada.

Number of Shares Subject to the Third Amended and Restated 2021 Plan and Award Limit; Reservation of Shares

Subject to certain adjustments as provided in the Third Amended and Restated 2021 Plan, the maximum aggregate number of shares of our Common Stock that may be issued under the Third Amended and Restated 2021 Plan (excluding the number of shares of our Common Stock subject to Specified Awards (as defined below)) (i) pursuant to the exercise of stock options, (ii) as unrestricted or restricted Common Stock, and (iii) in settlement of RSUs shall be limited to, beginning with the first quarter of our fiscal year ending December 31, 2023 (or January 1, 2023), 18.75% of the number of shares of our Common Stock outstanding as of the first trading day of each quarter. Subject to certain adjustments as provided in the Third Amended and Restated 2021 Plan, the maximum aggregate number of shares of our Series A Preferred Stock that may be issued under the Third Amended and Restated 2021 Plan as unrestricted or restricted Series A Preferred Stock shall equal $3,600,000 valued as of the effective date of the Third Amended and Restated 2021 Plan as determined at the lower of the closing price of our Series A Preferred Stock on Nasdaq on such date or the average of the daily volume weighted average price of our Series A Preferred Stock on Nasdaq as reported by Bloomberg L.P. for a period of five (5) consecutive trading days ending on such date. Subject to certain adjustments as provided in the Third Amended and Restated 2021 Plan, (i) shares of our Common Stock and Series A Preferred Stock, as applicable, subject to the Third Amended and Restated 2021 Plan shall include shares of our Common Stock and Series A Preferred Stock, as applicable, which revert back to the Third Amended and Restated 2021 Plan in a prior quarter or fiscal year, as applicable, pursuant to the paragraph below, and (ii) the number of shares of our Common Stock and Series A Preferred Stock, as applicable, that may be issued under the Third Amended and Restated 2021 Plan may never be less than the number of shares of our Common Stock and Series A Preferred Stock, as applicable, that are then outstanding under (or available to settle existing) 2021 Plan Award grants.

For purposes of the Third Amended and Restated 2021 Plan, “Specified Awards” means (i) 2021 Plan Awards issued to Eligible Persons who are not employed or engaged by us or any of our subsidiaries as of the last day of any fiscal quarter, commencing with the fiscal quarter ending March 31, 2023, and (ii) 2021 Plan Awards that have a grant date at least three (3) years prior to the last day of any fiscal quarter, commencing with the fiscal quarter ending March 31, 2023. The exclusion of Specified Awards from the determination of the maximum aggregate number of shares of our Common Stock available for issuance under the Third Amended and Restated 2021 Plan could have material effect on the number of shares of our Common Stock available for issuance thereunder and could have a material dilutive effect on our stockholders.

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In the event that, prior to the date on which the Third Amended and Restated 2021 Plan shall terminate in accordance with its terms, any 2021 Plan Award granted under the Third Amended and Restated 2021 Plan expires unexercised or unvested or is terminated, surrendered, or cancelled without the delivery of shares of our Common Stock or Series A Preferred Stock, as applicable, or any 2021 Plan Awards are forfeited back to us, then the shares of our Common Stock or Series A Preferred Stock, as applicable, subject to such 2021 Plan Award may be made available for subsequent 2021 Plan Awards under the terms of the Third Amended and Restated 2021 Plan.

Eligibility

All Eligible Persons may participate in the Third Amended and Restated 2021 Plan. The selection of those Eligible Persons who will receive 2021 Plan Awards is within the discretion of our Compensation Committee. As of the date of this Proxy Statement, approximately 31 non-executive employees, five executive officers, and seven non-employee directors were eligible to participate in the Third Amended and Restated 2021 Plan. In addition, our Compensation Committee may designate individual service providers as Eligible Persons from time to time.

Term of the Third Amended and Restated 2021 Plan

The Third Amended and Restated 2021 Plan shall automatically terminate on February 12, 2031, which is the 10th anniversary of the date on which our Board initially adopted the 2021 Plan. No further 2021 Plan Awards may be granted under the Third Amended and Restated 2021 Plan after such date of termination. Our Board may terminate, suspend, or amend the Third Amended and Restated 2021 Plan at any time without stockholder approval except to the extent that stockholder approval is required to satisfy applicable requirements imposed by (i) Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation or (ii) the rules of any exchange on or through which shares of our Common Stock or Series A Preferred Stock, as applicable, are then listed or traded.

Adjustments and Changes in Shares

In the event that there is a stock dividend or stock split, recapitalization (including payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to stockholders, exchange of shares of our Common Stock or Series A Preferred Stock, or other similar corporate change affecting the shares of our Common Stock or Series A Preferred Stock, as applicable, our Board shall appropriately adjust the aggregate number of shares of our Common Stock or Series A Preferred Stock, as applicable (including shares of our Common Stock underlying stock options and RSUs) available for 2021 Plan Awards under the Third Amended and Restated 2021 Plan or subject to outstanding 2021 Plan Awards, and any other factors, limits, or terms affecting any outstanding or subsequently issuable 2021 Plan Awards as may be appropriate.

Transferability of Awards

Except as otherwise determined by our Compensation Committee, no 2021 Plan Award may be assigned, sold, assigned, transferred, pledged, or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution and, during the life of the participant, shall be exercisable only by such participant.

Types of Awards

Under the Third Amended and Restated 2021 Plan, our Compensation Committee is authorized to grant restricted and unrestricted shares of our Common Stock, restricted and unrestricted shares of our Series A Preferred Stock, RSUs exercisable for shares of our Common Stock, and stock options exercisable for shares of our Common Stock.

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Stock Awards and RSUs

Restricted stock is an award of shares of our Common Stock or Series A Preferred Stock that vests in accordance with the terms and conditions set forth in the applicable award agreement entered into by us and the applicable participant. Until the applicable restrictions (as our Compensation Committee may specify) lapse, such shares are subject to forfeiture and may not be sold or otherwise disposed of by the participant who holds them. After all conditions and restrictions applicable to such shares of restricted stock have been satisfied or lapse, such shares shall become freely transferable by such participant. If it determines to do so, our Compensation Committee may also grant shares of our Common Stock or Series A Preferred Stock that are not subject to vesting, forfeiture, repurchase and/or transfer restrictions.

RSUs confer the right of a holder to receive shares of our Common Stock at a future date and are denominated in units. No shares of our Common Stock are actually issued to the recipient of an RSU on the grant date. Instead, when an RSU award vests, it is settled by a delivery of shares of our Common Stock. At the discretion of our Compensation Committee, RSUs may also be settled by the delivery of cash.

Each restricted stock award or RSU is evidenced by an award agreement specifying the number of shares or RSUs, as applicable, the vesting schedule, the vesting conditions, and the other terms of the restricted stock award or RSU. Vesting of restricted stock awards and RSUs may be based on continued employment or service and/or satisfaction of performance goals or other conditions established by our Compensation Committee. Unless set forth in the award agreement, a recipient of restricted stock will have the rights of a stockholder during the restriction period, including the right to receive any dividends, which may be subject to the same restrictions as the restricted stock. A recipient of RSUs will have none of the rights of a stockholder unless and until shares of our Common Stock are actually delivered to such participant, unless on or after the date of grant, our Compensation Committee authorizes the payment of a dividend or other distribution equivalents on such shares of our Common Stock in cash or additional shares of our Common Stock on a current, deferred or contingent basis. Upon termination of employment or a period of service, upon a Change of Control, or upon failure to satisfy other vesting conditions, a participant’s unvested shares of restricted stock and unvested RSUs may be forfeited or accelerated, as applicable, as provided in such participant’s award agreement, as determined in the sole discretion of our Compensation Committee. “Change of Control” shall mean a merger or consolidation in which securities constituting more than 50% of the total combined voting power of our outstanding securities are transferred to a person or persons who do not own more than 50% of the combined voting power of our outstanding securities immediately prior to such transaction, or the sale, transfer, or other disposition of all or substantially all of our assets to a non-affiliate of our company.

Stock Options

A stock option is the right to purchase a specified number of shares of our Common Stock in the future at a specified exercise price and subject to the other terms and conditions specified in the option agreement and the Third Amended and Restated 2021 Plan. Our Compensation Committee sets the exercise price of each stock option, which cannot be less than 100% of the fair market value of our Common Stock at the time of grant. To the extent permitted by law, any stock option may permit payment of the exercise price and payment of any applicable tax withholding from the proceeds of sale through a broker or bank on a date satisfactory to our Compensation Committee of some or all the shares of our Common Stock to which such exercise relates. In such case, our Compensation Committee will establish rules and procedures relating to such broker- (or bank-) assisted exercises in a manner intended to comply with the requirements of Section 402 of the Sarbanes-Oxley Act of 2002 and Section 409A of the Internal Revenue Code including as to all stock options, without limitation, the time when the election to exercise an option in such manner may be made, the time period by which the broker or bank must remit payment of the exercise price and applicable tax withholding, the interest or other earnings attributable to the payment, and the method of funding, if any, attributable to the payment.

Our Compensation Committee will determine the methods by which the exercise price of a stock option may be paid, the form of payment, and the methods by which shares of our Common Stock will be delivered or deemed to be delivered to participants. As determined by our Compensation Committee, payment of the exercise price of a stock option may be made, in whole or in part, in the form of: (i) cash or cash equivalents; (i) delivery (by either actual delivery or attestation) of previously-acquired shares of our Common Stock based on the “Fair Market Value” (as defined in the Third Amended and Restated 2021 Plan) of the shares of our Common Stock on the date the stock option is exercised; (iii) withholding of shares of our Common Stock from the stock option based on the Fair Market Value of shares of our Common Stock on the date the stock option is exercised; (iv) broker-assisted or bank-assisted market sales; or (v) any other “cashless exercise” arrangement satisfactory to the Compensation Committee.

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Stock options are evidenced by an option agreement specifying the exercise price, the vesting schedule, the number of shares of our Common Stock granted, and the other terms of the stock option. Stock options expire at the time set forth in a participant’s stock option agreement. Upon termination of employment or a period of service, upon a Change of Control, or upon failure to satisfy other vesting conditions, a participant’s unvested Options may be forfeited or accelerated, as applicable, as provided in such participant’s award agreement, as determined in the sole discretion of our Compensation Committee.

New Plan Benefits

The future benefits or amounts that would be received under the Third Amended and Restated 2021 Plan are not determinable at this time as both participation in the Third Amended and Restated 2021 Plan and the amounts that Eligible Persons may be awarded are discretionary.

Federal Tax Aspects

The following summary is a brief discussion of certain federal income tax consequences to U.S. taxpayers and to us of stock options, RSUs, and restricted stock awards granted under the Third Amended and Restated 2021 Plan. This summary is not intended to be a complete discussion of all the federal income tax consequences of the Third Amended and Restated 2021 Plan or of all the requirements that must be met in order to qualify for the tax treatment described below. The following summary is based upon the provisions of U.S. federal tax law in effect on the date hereof, which is subject to change (perhaps with retroactive effect) and does not constitute tax advice. In addition, tax consequences may vary, and certain exceptions to the general rules discussed in this summary may be applicable, depending upon the personal circumstances of individual recipients, and each recipient should consider its, his, or her personal situation and consult with its, his, or her own tax advisor with respect to the specific tax consequences applicable to it, him, or her. The following assumes stock options have been granted at an exercise price per share at least equal to 100% of the fair market value of our Common Stock on the date of grant.

Tax consequences of non-qualified stock options. The Third Amended and Restated 2021 Plan does not provide for the award of incentive stock options, pursuant to Section 422 of the Internal Revenue Code, but only for the award of non-qualified stock options. In general, an employee, director, or consultant will not recognize income at the time of the grant of non-qualified stock options under the Third Amended and Restated 2021 Plan. When an optionee exercises a non-qualified stock option, he or she generally will recognize compensation income equal to the excess, if any, of the fair market value (determined on the day of exercise) of the shares of our Common Stock received over the option exercise price. The tax basis of such shares to the optionee will be equal to the exercise price paid plus the amount of compensation income includible in his or her gross income at the time of the exercise. Upon a subsequent sale or exchange of shares of our Common Stock acquired pursuant to the exercise of a non-qualified stock option, the optionee will have taxable capital gain or loss, measured by the difference between the amount realized on the sale or exchange and the tax basis of the shares of our Common Stock. The capital gain or loss will be short-term or long-term depending on the holding period of the shares of our Common Stock sold.

Tax consequences of stock awards. In general, the recipient of a stock award that is not subject to restrictions will recognize compensation income at the time the shares of our Common Stock or Series A Preferred Stock are received equal to the excess, if any, of the fair market value of the shares of our Common Stock or Series A Preferred Stock received over the amount, if any, the recipient paid in exchange for the shares of our Common Stock or Series A Preferred Stock. If, however, the shares of our Common Stock or Series A Preferred Stock are subject to vesting or other restrictions (that is, they are non-transferable and subject to a substantial risk of forfeiture) when the shares of our Common Stock or Series A Preferred Stock are granted (for example, if the employee is required to work for a period of time in order to have the right to sell or transfer the stock), the recipient generally will not recognize income until the shares of our Common Stock or Series A Preferred Stock become vested or the restrictions otherwise lapse, at which time the recipient will recognize compensation income equal to the excess, if any, of the fair market value of the shares of our Common Stock or Series A Preferred Stock on the date of vesting (or the date of the lapse of a restriction) less the amount, if any, the recipient paid in exchange for the shares of our Common Stock or Series A Preferred Stock. If the shares of our Common Stock or Series A Preferred Stock are forfeited under the terms of the restricted stock award, the recipient will not recognize income and will not be allowed an income tax deduction with respect to the forfeiture.

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A recipient may file an election under Section 83(b) of the Internal Revenue Code with the Internal Revenue Service within 30 days of his or her receipt of a restricted stock award to recognize compensation income, as of the award date, equal to the excess, if any, of the fair market value of the shares of our Common Stock or Series A Preferred Stock on the award date less the amount, if any, the recipient paid in exchange for the shares of our Common Stock or Series A Preferred Stock. If a recipient makes a Section 83(b) election, then the recipient will not otherwise be taxed in the year the vesting or restriction lapses, and, if the stock award is forfeited, it, he or she will not be allowed an income tax deduction. If the recipient does not make a Section 83(b) election, dividends paid to the recipient on the shares of our Common Stock or Series A Preferred Stock prior to the date the vesting or restrictions lapse will be treated as compensation income.

The recipient’s tax basis for the determination of gain or loss upon the subsequent disposition of shares of our Common Stock or Series A Preferred Stock acquired as stock awards will be the amount paid for such shares plus the amount includible in it, his or her gross income as compensation in respect of such shares.

Withholding and other consequences. Any compensation includible in the income of a recipient will be subject to appropriate income and employment tax withholding.

Tax effect for the Company. We are generally entitled to an income tax deduction in connection with a stock option, RSU or stock award granted under the Third Amended and Restated 2021 Plan in an amount equal to the ordinary income realized by a recipient at the time the recipient recognizes such income (for example, the exercise of a non-qualified stock option). Special rules may limit the deductibility of compensation paid for certain employees under Section 162(m) of the Internal Revenue Code to the extent that annual compensation paid to or recognized by any of the foregoing individuals exceeds $1,000,000.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND US WITH RESPECT TO THE GRANT AND EXERCISE OF STOCK OPTIONS, RSUs AND STOCK AWARDS UNDER THE THIRD AMENDED AND RESTATED 2021 PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A RECIPIENT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE RECIPIENT MAY RESIDE. THE FOREGOING SUMMARY IS NOT INTENDED OR WRITTEN TO BE USED, AND IT CANNOT BE USED BY ANY TAXPAYER, TO AVOID PENALTIES THAT MAY BE IMPOSED ON THE TAXPAYER.

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Equity Compensation Plan Information

As of December 31, 2022, we had three equity compensation plans, each of which was originally approved by our shareholders: Soluna Holdings, Inc., formerly known as Mechanical Technology Incorporated, 2012 Equity Incentive Plan, Soluna Holdings, Inc., formerly known as Mechanical Technology Incorporated, 2014 Equity Incentive Plan, and the Third Amended and Restated 2021 Plan (collectively, the “Plans”). The following table presents information regarding the Plans as of December 31, 2022:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1) (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	2,120,032	$2.71	46,833	(2)

(1)	The securities available under the Plans for issuance and issuable pursuant to exercises of outstanding options may be adjusted in the event of a change in outstanding stock by reason of stock dividends, stock splits, reverse stock splits, etc.

(2)	Until our stockholders approve the Third Amended and Restated 2021 Plan, on the first trading day of each quarter, the number of shares of our Common Stock reserved for issuance under the Third Amended and Restated 2021 Plan will increase by an amount equal to fifteen percent (15%) of the number of shares of our Common Stock outstanding on such date. If our stockholders approve the Third Amended and Restated 2021 Plan, on the first trading day of each quarter commencing January 1, 2023, the number of shares of our Common Stock reserved for issuance under the Third Amended and Restated 2021 Plan will increase by an amount equal to 18.75% of the number of shares of Common Stock outstanding on such date.

Interests of Directors and Executive Officers

Our current directors and executive officers have substantial interests in the matters set forth in this proposal as equity awards may be granted to them under the Third Amended and Restated 2021 Plan.

Required Vote

The affirmative vote of a majority of the shares of our Voting Capital Stock present in person or represented by proxy at the Special Meeting and casting votes affirmatively or negatively thereon is required for approval of Proposal No. 3. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will not affect the outcome of voting on this proposal.

Board Recommendation

Our Board of Directors recommends a vote “FOR” the approval of Proposal No. 3.

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PROPOSAL NO. 4:

APPROVAL OF OUR 2023 STOCK INCENTIVE PLAN

We are asking our stockholders to approve the adoption of our 2023 Stock Incentive Plan (the “2023 Plan”). Our Board adopted the 2023 Plan on February 10, 2023, subject to stockholder approval at the Special Meeting. The 2023 Plan sets the number of shares of our Common Stock reserved for issuance thereunder, on a quarterly basis, to 9.75% of the shares of our Common Stock outstanding on the measurement date as described below.

Our Board believes that the 2023 Plan is in the best interests of our company and our stockholders because the availability of an adequate equity compensation program is an important factor in attracting and retaining qualified directors, officers, employees, and consultants essential to our success. In addition, the 2023 Plan and the availability of equity awards thereunder will better align the interests of our directors, officers, employees, and consultants with the interests of our stockholders and encourage our directors, officers, employees, and consultants to realize value for our stockholders. Any shares of our Common Stock that are subject to equity awards issued under the 2023 Plan which expire unexercised or unvested, or are forfeited, terminated, surrendered, or cancelled without the delivery of shares of our Common Stock, such that all or some of the shares of our Common Stock covered by an award are not issued to a participant or are exchanged for awards that do not involve shares of our Common Stock, will again immediately become available to be issued pursuant to awards granted under the 2023 Plan. If shares of our Common Stock are withheld from payment of an award to satisfy tax or exercise price obligations with respect to the award, those shares of our Common Stock will be treated as shares that have been issued under the 2023 Plan and will not again be available for issuance under the 2023 Plan. Any Specified Awards (as defined below) will be excluded from the calculation of the maximum aggregate number of shares of our Common Stock that may be issued under the 2023 Plan.

A copy of the 2023 Plan is set forth as Annex B to this Proxy Statement. The material features of the 2023 Plan are described below. The following description is intended to be a summary and does not purport to be a complete statement of the terms of the 2023 Plan. Accordingly, this summary is qualified in its entirety by reference to Annex B.

Overview

The purpose of the 2023 Plan is to attract and retain Eligible Persons. The 2023 Plan provides for the direct award of shares of our Common Stock (with and without restrictions), for the grant of options to purchase shares of our Common Stock, and for the grant of RSUs exercisable for shares of our Common Stock (collectively, the “2023 Plan Awards”).

We have a policy of awarding significant amounts of restricted stock to Eligible Persons on an annual basis. Restricted stock grants generally vest over two or more years, and we intend that, for any stock options and RSUs granted, Eligible Persons may only receive shares of our Common Stock so long as such grants have vested from time to time, in whole or in part, in the manner and subject to the conditions that our Board or our Compensation Committee, in each case in its discretion, may provide in the applicable award agreement.

Administration

The 2023 Plan will be administered by our Compensation Committee. Our Compensation Committee will have the full authority, subject to the terms of the 2023 Plan, to interpret the 2023 Plan and establish rules and regulations for the proper administration of the 2023 Plan. Each of our Chief Executive Officer, our Chief Financial Officer, and our Secretary shall be authorized to implement the 2023 Plan in accordance with its terms and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes of the 2023 Plan. The validity, construction, and effect of the 2023 Plan and any rules and regulations relating to the 2023 Plan shall be determined in accordance with the laws of the State of Nevada.

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Number of Shares of Common Stock Subject to the 2023 Plan and Award Limit; Reservation of Shares

Subject to certain adjustments as provided in the 2023 Plan, the maximum aggregate number of shares of our Common Stock that may be issued under the 2023 Plan (excluding the number of shares of our Common Stock subject to Specified Awards (as defined below)) (i) pursuant to the exercise of stock options, (ii) as unrestricted or restricted Common Stock, and (iii) in settlement of RSUs shall be limited to, beginning with the first quarter of our fiscal year ending December 31, 2023 (or January 1, 2023), 9.75% of the number of shares of our Common Stock outstanding as of the first trading day of each quarter. Subject to certain adjustments as provided in the 2023 Plan, (i) shares of our Common Stock subject to the 2023 Plan shall include shares of our Common Stock which revert back to the 2023 Plan in a prior quarter pursuant to the paragraph below, and (ii) the number of shares of our Common Stock that may be issued under the 2023 Plan may never be less than the number of shares of our Common that are then outstanding under (or available to settle existing) 2023 Plan Award grants.

For purposes of the 2023 Plan, “Specified Awards” means (i) 2023 Plan Awards issued to Eligible Persons who are not employed or engaged by us or any of our subsidiaries as of the last day of any fiscal quarter, commencing with the fiscal quarter ending March 31, 2023, and (ii) 2023 Plan Awards that have a grant date at least three (3) years prior to the last day of any fiscal quarter, commencing with the fiscal quarter ending March 31, 2023. The exclusion of Specified Awards from the determination of the maximum aggregate number of shares of our Common Stock available for issuance under the 2023 Plan could have material effect on the number of shares of our Common Stock available for issuance thereunder and could have a material dilutive effect on our stockholders.

In the event that, prior to the date on which the 2023 Plan shall terminate in accordance with its terms, any 2023 Plan Award granted under the 2023 Plan expires unexercised or unvested or is terminated, surrendered, or cancelled without the delivery of shares of our Common Stock, or any 2023 Plan Awards are forfeited back to us, then the shares of our Common Stock subject to such 2023 Plan Award may be made available for subsequent 2023 Plan Awards under the terms of the 2023 Plan.

Eligibility

All Eligible Persons may participate in the 2023 Plan. The selection of those Eligible Persons who will receive 2023 Plan Awards is within the discretion of our Compensation Committee. As of the date of this Proxy Statement, approximately 31 non-executive employees, five executive officers, and seven non-employee directors will be eligible to participate in the 2023 Plan. In addition, our Compensation Committee may designate individual service providers as Eligible Persons from time to time.

Term of the 2023 Plan

The 2023 Plan shall automatically terminate on February 8, 2033, which is the 10th anniversary of the date on which our Board initially adopted the 2023 Plan. No further 2023 Plan Awards may be granted under the 2023 Plan after such date of termination. Our Board may terminate, suspend, or amend the 2023 Plan at any time without stockholder approval except to the extent that stockholder approval is required to satisfy applicable requirements imposed by (i) Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation or (ii) the rules of any exchange on or through which the shares of Common Stock are then listed or traded.

Adjustments and Changes in Shares

In the event that there is a stock dividend or stock split, recapitalization (including payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to stockholders, exchange of shares of our Common Stock, or other similar corporate change affecting the shares of our Common Stock, our Board shall appropriately adjust the aggregate number of shares of our Common Stock (including shares of our Common Stock underlying stock options and RSUs) available for 2023 Plan Awards under the 2023 Plan or subject to outstanding 2023 Plan Awards, and any other factors, limits, or terms affecting any outstanding or subsequently issuable 2023 Plan Awards as may be appropriate.

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Transferability of Awards

Except as otherwise determined by our Compensation Committee, no 2023 Plan Award may be assigned, sold, assigned, transferred, pledged, or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution and, during the life of the participant, shall be exercisable only by such participant.

Types of Awards

Under the 2023 Plan, our Compensation Committee is authorized to grant restricted and unrestricted shares of our Common Stock, RSUs exercisable for shares of our Common Stock, and stock options exercisable for shares of our Common Stock.

Stock Awards and RSUs

Restricted stock is an award of shares of our Common Stock that vests in accordance with the terms and conditions set forth in the applicable award agreement entered into by us and the applicable participant. Until the applicable restrictions (as our Compensation Committee may specify) lapse, such shares are subject to forfeiture and may not be sold or otherwise disposed of by the participant who holds them. After all conditions and restrictions applicable to such shares of restricted stock have been satisfied or lapse, such shares shall become freely transferable by such participant. If it determines to do so, our Compensation Committee may also grant shares of our Common Stock that are not subject to vesting, forfeiture, repurchase and/or transfer restrictions.

RSUs confer the right of a holder to receive shares of our Common Stock at a future date and are denominated in units. No shares of our Common Stock are actually issued to the recipient of an RSU on the grant date. Instead, when an RSU award vests, it is settled by a delivery of shares of our Common Stock. At the discretion of our Compensation Committee, RSUs may also be settled by the delivery of cash.

Each restricted stock award or RSU is evidenced by an award agreement specifying the number of shares or RSUs, as applicable, the vesting schedule, the vesting conditions, and the other terms of the restricted stock award or RSU. Vesting of restricted stock awards and RSUs may be based on continued employment or service and/or satisfaction of performance goals or other conditions established by our Compensation Committee. Unless set forth in the award agreement, a recipient of restricted stock will have the rights of a stockholder during the restriction period, including the right to receive any dividends, which may be subject to the same restrictions as the restricted stock. A recipient of RSUs will have none of the rights of a stockholder unless and until shares of our Common Stock are actually delivered to such participant, unless on or after the date of grant, our Compensation Committee authorizes the payment of dividend or other distribution equivalents on such shares of our Common Stock in cash or additional shares of our Common Stock on a current, deferred or contingent basis. Upon termination of employment or a period of service, upon a Change of Control, or upon failure to satisfy other vesting conditions, a participant’s unvested shares of restricted stock and unvested RSUs may be forfeited or accelerated, as applicable, as provided in such participant’s award agreement, as determined in the sole discretion of our Compensation Committee. “Change of Control” shall mean a merger or consolidation in which securities constituting more than 50% of the total combined voting power of our outstanding securities are transferred to a person or persons who do not own more than 50% of the combined voting power of our outstanding securities immediately prior to such transaction, or the sale, transfer, or other disposition of all or substantially all of our assets to a non-affiliate of our company.

Stock Options

A stock option is the right to purchase a specified number of shares of our Common Stock in the future at a specified exercise price and subject to the other terms and conditions specified in the option agreement and the 2023 Plan. Our Compensation Committee sets the exercise price of each stock option, which cannot be less than 100% of the fair market value of our Common Stock at the time of grant. To the extent permitted by law, any stock option may permit payment of the exercise price and payment of any applicable tax withholding from the proceeds of sale through a broker or bank on a date satisfactory to our Compensation Committee of some or all of the shares of our Common Stock to which such exercise relates. In such case, our Compensation Committee will establish rules and procedures relating to such broker- (or bank-) assisted exercises in a manner intended to comply with the requirements of Section 402 of the Sarbanes-Oxley Act of 2002 and Section 409A of the Internal Revenue Code including as to all stock options, without limitation, the time when the election to exercise an option in such manner may be made, the time period by which the broker or bank must remit payment of the exercise price and applicable tax withholding, the interest or other earnings attributable to the payment, and the method of funding, if any, attributable to the payment.

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Our Compensation Committee will determine the methods by which the exercise price of a stock option may be paid, the form of payment, and the methods by which shares of our Common Stock will be delivered or deemed to be delivered to participants. As determined by our Compensation Committee, payment of the exercise price of a stock option may be made, in whole or in part, in the form of: (i) cash or cash equivalents; (i) delivery (by either actual delivery or attestation) of previously-acquired shares of Common Stock based on the “Fair Market Value” (as defined in the 2023 Plan) of the shares of Common Stock on the date the stock option is exercised; (iii) withholding of shares of our Common Stock from the stock option based on the Fair Market Value of shares of our Common Stock on the date the stock option is exercised; (iv) broker-assisted or bank-assisted market sales; or (v) any other “cashless exercise” arrangement satisfactory to our Compensation Committee.

Stock options are evidenced by an option agreement specifying the exercise price, the vesting schedule, the number of shares of our Common Stock granted, and the other terms of the stock option. Stock options expire at the time set forth in a participant’s stock option agreement. Upon termination of employment or a period of service, upon a Change of Control, or upon failure to satisfy other vesting conditions, a participant’s unvested Options may be forfeited or accelerated, as applicable, as provided in such participant’s award agreement, as determined in the sole discretion of our Compensation Committee.

New Plan Benefits

The future benefits or amounts that would be received under the 2023 Plan are not determinable at this time as both participation in the 2023 Plan and the amounts that Eligible Persons may be awarded are discretionary.

Federal Tax Aspects

The following summary is a brief discussion of certain federal income tax consequences to U.S. taxpayers and to us of stock options, RSUs, and restricted stock awards granted under the 2023 Plan. This summary is not intended to be a complete discussion of all the federal income tax consequences of the 2023 Plan or of all the requirements that must be met in order to qualify for the tax treatment described below. The following summary is based upon the provisions of U.S. federal tax law in effect on the date hereof, which is subject to change (perhaps with retroactive effect) and does not constitute tax advice. In addition, tax consequences may vary, and certain exceptions to the general rules discussed in this summary may be applicable, depending upon the personal circumstances of individual recipients, and each recipient should consider its, his, or her personal situation and consult with its, his, or her own tax advisor with respect to the specific tax consequences applicable to it, him, or her. The following assumes stock options have been granted at an exercise price per share at least equal to 100% of the fair market value of our Common Stock on the date of grant.

Tax consequences of non-qualified stock options. The 2023 Plan does not provide for the award of incentive stock options, pursuant to Section 422 of the Internal Revenue Code, but only for the award of non-qualified stock options. In general, an employee, director, or consultant will not recognize income at the time of the grant of non-qualified stock options under the 2023 Plan. When an optionee exercises a non-qualified stock option, he or she generally will recognize compensation income equal to the excess, if any, of the fair market value (determined on the day of exercise) of the shares of our Common Stock received over the option exercise price. The tax basis of such shares to the optionee will be equal to the exercise price paid plus the amount of compensation income includible in his or her gross income at the time of the exercise. Upon a subsequent sale or exchange of shares of our Common Stock acquired pursuant to the exercise of a non-qualified stock option, the optionee will have taxable capital gain or loss, measured by the difference between the amount realized on the sale or exchange and the tax basis of the shares of our Common Stock. The capital gain or loss will be short-term or long-term depending on the holding period of the shares of our Common Stock sold.

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Tax consequences of stock awards. In general, the recipient of a stock award that is not subject to restrictions will recognize compensation income at the time the shares of our Common Stock are received equal to the excess, if any, of the fair market value of the shares of our Common Stock received over the amount, if any, the recipient paid in exchange for the shares of our Common Stock. If, however, the shares of our Common Stock are subject to vesting or other restrictions (that is, they are non-transferable and subject to a substantial risk of forfeiture) when the shares of Common Stock are granted (for example, if the employee is required to work for a period of time in order to have the right to sell or transfer the stock), the recipient generally will not recognize income until the shares of our Common Stock becomes vested or the restrictions otherwise lapse, at which time the recipient will recognize compensation income equal to the excess, if any, of the fair market value of the shares of our Common Stock on the date of vesting (or the date of the lapse of a restriction) less the amount, if any, the recipient paid in exchange for the shares of Common Stock. If the shares of our Common Stock are forfeited under the terms of the restricted stock award, the recipient will not recognize income and will not be allowed an income tax deduction with respect to the forfeiture.

A recipient may file an election under Section 83(b) of the Internal Revenue Code with the Internal Revenue Service within 30 days of his or her receipt of a restricted stock award to recognize compensation income, as of the award date, equal to the excess, if any, of the fair market value of the shares of our Common Stock on the award date less the amount, if any, the recipient paid in exchange for the shares of our Common Stock. If a recipient makes a Section 83(b) election, then the recipient will not otherwise be taxed in the year the vesting or restriction lapses, and, if the stock award is forfeited, it, he or she will not be allowed an income tax deduction. If the recipient does not make a Section 83(b) election, dividends paid to the recipient on the shares of our Common Stock prior to the date the vesting or restrictions lapse will be treated as compensation income.

The recipient’s tax basis for the determination of gain or loss upon the subsequent disposition of shares of our Common Stock acquired as stock awards will be the amount paid for such shares plus the amount includible in it, his or her gross income as compensation in respect of such shares.

Withholding and other consequences. Any compensation includible in the income of a recipient will be subject to appropriate income and employment tax withholding.

Tax effect for the Company. We are generally entitled to an income tax deduction in connection with a stock option, RSU or stock award granted under the 2023 Plan in an amount equal to the ordinary income realized by a recipient at the time the recipient recognizes such income (for example, the exercise of a non-qualified stock option). Special rules may limit the deductibility of compensation paid for certain employees under Section 162(m) of the Internal Revenue Code to the extent that annual compensation paid to or recognized by any of the foregoing individuals exceeds $1,000,000.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF STOCK OPTIONS, RSUs AND STOCK AWARDS UNDER THE 2023 PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A RECIPIENT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE RECIPIENT MAY RESIDE. THE FOREGOING SUMMARY IS NOT INTENDED OR WRITTEN TO BE USED, AND IT CANNOT BE USED BY ANY TAXPAYER, TO AVOID PENALTIES THAT MAY BE IMPOSED ON THE TAXPAYER.

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Equity Compensation Plan Information

The following table presents information regarding the Plans as of December 31, 2022:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1) (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	2,120,032	$2.71	46,833

(1)	The securities available under the Plans for issuance and issuable pursuant to exercises of outstanding options may be adjusted in the event of a change in outstanding stock by reason of stock dividends, stock splits, reverse stock splits, etc.

Interests of Directors and Executive Officers

Our current directors and executive officers have substantial interests in the matters set forth in this proposal as equity awards may be granted to them under the 2023 Plan.

Required Vote

The affirmative vote of a majority of the shares of our Voting Capital Stock present in person or represented by proxy at the Special Meeting and casting votes affirmatively or negatively thereon is required for approval of Proposal No. 4. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will not affect the outcome of voting on this proposal.

Board Recommendation

Our Board of Directors recommends a vote “FOR” the approval of Proposal No. 4.

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PROPOSAL NO. 5

APPROVAL OF THE ADJOURNMENT PROPOSAL

General

If we fail to receive enough votes to approve Proposal Nos. 1 through 4, we may propose to adjourn the Special Meeting. We currently do not intend to propose adjournment at the Special Meeting if there we receive enough votes to approve Proposal Nos. 1 through 4.

Required Vote

The affirmative vote of a majority of the shares of our Voting Capital Stock present in person or represented by proxy at the Special Meeting and casting votes affirmatively or negatively thereon is required for approval of Proposal No. 4. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will not affect the outcome of voting on this proposal.

Board Recommendation

Our Board of Directors recommends a vote “FOR” the approval of Proposal No. 5.

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ADDITIONAL INFORMATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding shares of Common Stock beneficially owned as of December 31, 2022, for (i) each stockholder known to be the beneficial owner of more than 5% of our outstanding shares of Common Stock, (ii) each named executive officer and director, and (iii) all executive officers and directors as a group. A person is considered to beneficially own any shares over which such person, directly or indirectly, exercises sole or shared voting or investment power.

	Shares of Beneficially Owned
Name and Address of Beneficial Owner(2)	Number(2)	Percent of Class(1)
Executive Officers
Michael Toporek(5) (10)	3,944,634	21.1%
John Belizaire(15)	90,322	*
Jessica L. Thomas(3) (18)	20,323	*
Moshe Binyamin(4) (19)	32,400	*
Mary Jennifer O’Reilly(16)	6,252	*
Philip F. Patman, Jr.(14) (20)	-	-

Non-Employee Directors
Matthew E. Lipman(7) (10)	3,891,495	20.8%
William P. Phelan(13)	432,415	2.3%
David C. Michaels(9)	278,372	1.5%
Thomas J. Marusak(8)	344,420	1.8%
Edward R. Hirshfield(6)	103,873	*
William Hazelip(12)	99,873	*
John Bottomley(11)	101,295	*
All current directors and executive officer as a group (12 persons)	5,563,274	29.8%

Persons or Groups Holding More than 5% of the Common Stock
Brookstone Partners Acquisition XXIV, LLC(10)
232 Madison Avenue, Suite 600
New York, NY 10016	3,750,000	20.1%

Justin R. Dopierala and related entity:
DOMO Capital Management, LLC(17)	1,405,283	7.5%
N112 W16298 Mequon Rd., Suite No. 111, Germantown, Wisconsin, 53022

* Less than 1%

(1)	Based on 18,694,206 shares of Common Stock outstanding on December 31, 2022, and, with respect to each individual holder, rights to acquire shares of Common Stock exercisable within 60 days of December 31, 2022.

(2)	Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares of Common Stock beneficially owned by the stockholder.

(3)	Includes 7,500 shares of restricted Common Stock held by Ms. Thomas that are subject to forfeiture and 12,500 exercised shares of restricted Common Stock issued to Ms. Thomas, including 6,969 shares of restricted Common Stock withheld to satisfy Ms. Thomas’s tax obligation upon the exercise of 12,500 stock options granted to Ms. Thomas. Includes 6,250 restricted stock units that vested as of December 31, 2022, and 1,042 restricted stock units that will vest within 60 days of December 31, 2022. Excludes 17,708 restricted stock units that will vest on a monthly basis for three years, and 20,000 restricted stock units that will vest in two equal installments of 50% on December 1, 2023, and December 1, 2024, in each case subject to the reporting person remaining in the service of our company on each such vesting date.

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(4)	Includes 7,500 shares of restricted Common Stock held by Mr. Binyamin that are subject to forfeiture and 13,750 shares of Common Stock issuable to Mr. Binyamin upon exercise of stock options exercisable within 60 days of April 1, 2022. Effective as of the April 11, 2022, the Compensation Committee approved the vesting of all of Mr. Binyamin’s unvested options and restricted stock awards.

(5)	Includes 7,500 shares of restricted Common Stock held by Mr. Toporek that are subject to forfeiture, of which 3,366 shares were withheld to satisfy Mr. Toporek’s tax obligation upon the vesting of the 7,500 restricted stock units, and 174,167 shares of Common Stock issuable to Mr. Toporek upon the exercise of stock options exercisable within 60 days of December 31, 2022. Also includes 3,750,000 shares of Common Stock owned by Mr. Toporek indirectly pursuant to his position with Brookstone XXIV and/or its affiliates.

(6)	Excludes 12,915 of 20,500 restricted stock units representing shares of Common Stock, which shall vest as follows: 37% vest 12 months from the grant date, or January 14, 2023, 33% vest 24 months from the grant date, or January 14, 2024, and 30% vest 36 months from the grant date, or January 14, 2025, in each case subject to Mr. Hirshfield remaining in the service of our company on each such vesting date. Includes 7,585 restricted stock units that will vest within 60 days of December 31, 2022. Includes 88,788 shares of Common Stock issuable to Mr. Hirshfield upon exercise of stock options exercisable within 60 days of December 31, 2022.

(7)	Excludes 12,915 of 20,500 restricted stock units representing shares of Common Stock, which shall vest as follows: 37% vest 12 months from the date of the grant, or January 14, 2023, 33% vest 24 months from the date of the grant, or January 14, 2024, and 30% vest 36 months from the date of the grant, or January 14, 2025, in each case subject to Mr. Lipman remaining in the service of our company on each such vesting date. Includes 7,585 restricted stock units that will vest within 60 days of December 31, 2022. Excludes 12,915 of 20,500 restricted stock units, which shall vest as follows: 37% vest 12 months from the grant date, or January 26, 2023, 33% vest 24 months from the grant date, or January 26, 2024, and 30% vest 36 months from the grant date, or January 26, 2025, in each case subject to Mr. Lipman remaining in the service of our company on each such vesting date. Includes 7,585 restricted stock units that will vest within 60 days of December 31, 2022. Includes 7,500 shares of restricted Common Stock held by Mr. Lipman that are subject to forfeiture, and 112,225 shares of Common Stock issuable to Mr. Lipman upon exercise of stock options exercisable within 60 days of December 31, 2022. Also includes 3,750,000 shares of Common Stock owned by Mr. Lipman indirectly pursuant to his position with Brookstone Partners XXIV and/or its affiliates.

(8)	Excludes 25,830 of 41,000 restricted stock units representing shares of Common Stock, which shall vest 12 months from the date of the grant, or January 14, 2023, 33% vest 24 months from the date of the grant, or January 14, 2024, and 30% vest 36 months from the date of the grant, or January 14, 2025, in each case subject to Mr. Marusak remaining in the service of our company on each such vesting date. Includes 15,170 restricted stock units that will vest within 60 days of December 31, 2022. Includes 15,233 shares of restricted Common Stock held by Mr. Marusak that are subject to forfeiture and 107,850 shares of Common Stock issuable to Mr. Marusak upon exercise of stock options exercisable within 60 days of December 31, 2022.

(9)	Excludes 25,830 of 41,000 restricted stock units representing shares of Common Stock, which shall vest as follows: 37% vest 12 months from the grant date, or January 14, 2023, 33% vest 24 months from the grant date, or January 14, 2024, and 30% vest 36 months from the grant date, or January 14, 2025, in each case subject to Mr. Michaels remaining in the service of our company on each such vesting date. Includes 15,170 restricted stock units that will vest within 60 days of December 31, 2022. Includes 17,733 shares of restricted Common Stock held by Mr. Michaels that are subject to forfeiture and 147,725 shares of Common Stock issuable to Mr. Michaels upon exercise of stock options exercisable within 60 days of December 31, 2022.

(10)	Representatives of Brookstone XXIV have provided us the following information: As the Manager of Brookstone XXIV, Brookstone Partners I.A.C. may be deemed to beneficially own the shares of Common Stock owned directly by Brookstone XXIV. Michael Toporek is President of Brookstone Partners I.A.C. and Matthew Lipman is Secretary of Brookstone Partners I.A.C. and share voting and dispositive power over the shares of Common Stock owned by Brookstone XXIV. As a result of the foregoing, in computing the beneficial ownership of all executive officers and directors, as a group, the 3,750,000 shares of Common Stock owned indirectly by each of Mr. Toporek and Mr. Lipman, as a result of their interests in Brookstone XXIV and/or its affiliates, is only counted once. The address of each of Brookstone XXIV, Brookstone Partners I.A.C., Michael Toporek, and Matthew Lipman is 232 Madison Avenue, Suite 600, New York, New York 10016.

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(11)	Excludes 12,915 of 20,500 restricted stock units representing shares of Common Stock, which shall vest as follows: 37% vest 12 months from the grant date, or January 14, 2023, 33% vest 24 months from the grant date, or January 14, 2024, and 30% vest 36 months from the grant date, or January 14, 2025, in each case subject to Mr. Bottomley remaining in the service of our company on each such vesting date. Includes 7,585 restricted stock units that will vest within 60 days of December 31, 2022. Excludes 12,915 of 20,500 restricted stock units representing shares of Common Stock, which shall vest as follows: 37% vest 12 months from the grant date, or January 26, 2023, 33% vest 24 months from the grant date, or January 26, 2024, and 30% vest 36 months from the grant date, or January 26, 2025, in each case subject to Mr. Bottomley remaining in the service of our company on each such vesting date. Includes 7,585 restricted stock units that will vest within 60 days of December 31, 2022. Includes 78,125 shares of Common Stock issuable to Mr. Bottomley upon exercise of stock options exercisable within 60 days of December 31, 2022.

(12)	Excludes 12,915 of 20,500 restricted stock units representing shares of Common Stock, which shall vest as follows: 37% vest 12 months from the grant date, or January 14, 2023, 33% vest 24 months from the grant date, or January 14, 2024, and 30% vest 36 months from the grant date, or January 14, 2025, in each case subject to Mr. Hazelip remaining in the service of our company on each such vesting date. Includes 7,585 restricted stock units that will vest within 60 days of December 31, 2022. Includes 2,500 restricted stock units that have vested as of December 31, 2022, and 86,288 shares of Common Stock issuable to Mr. Hazelip upon exercise of stock options exercisable within 60 days of December 31, 2022.

(13)	Excludes 38,115 of 60,05 restricted stock units representing shares of Common Stock, which shall vest as follows: 37% vest 12 months from the grant date, or January 14, 2023, 33% vests 24 months from the grant date, or January 14, 2024, and 30% vest 36 months from the grant date, or January 14, 2025, in each case subject to Mr. Phelan remaining in the service of our company on each such vesting date. Includes 22,385 restricted stock units that will vest within 60 days of December 31, 2022. Excludes 12,915 of 20,500 restricted stock units representing shares of Common Stock, which shall vest as follows: 37% vest 12 months from the grant date, or January 26, 2023, 33% vest 24 months from the grant date, or January 26, 2024, and 30% vest 36 months from the grant date, or January 26, 2025, in each case subject to Mr. Phelan remaining in the service of our company on each such vesting date. Includes 7,585 restricted stock units that will vest within 60 days of December 31, 2022. Includes 25,000 shares of restricted Common Stock held by Mr. Phelan that are subject to forfeiture and 150,038 shares of Common Stock issuable to Mr. Phelan upon exercise of stock options exercisable within 60 days of December 31, 2022.

(14)	Excludes 38,820 restricted stock units representing shares of Common Stock, which shall vest as follows: 25% vest on the first anniversary of the grant date, or August 25, 2023, and monthly thereafter for the next 36 months, in each case subject to Mr. Patman remaining in the service of our company on each such vesting date.

(15)	Includes 84,171 shares of restricted Common Stock held by Mr. Belizaire that are subject to forfeiture.

(16)	Excludes 9,244 of 14,782 restricted stock units representing shares of Common Stock, which shall vest as follows: 25% vest six months from the grant date, or May 1, 2022, the remaining restricted stock units vest ratably over the succeeding 36-month period, with one-thirty-sixth of such restricted stock units vesting on the last day of each such complete calendar month. Includes 616 restricted stock units that will vest within 60 days of December 31, 2022.

(17)	The information was based upon Schedule 13G/A filed with the SEC on May 31, 2022, by DOMO Capital Management, LLC and Mr. Dopierala. Both DOMO Capital Management, LLC and Mr. Dopierala may be deemed to beneficially own 1,377,283 of the reported shares as a result of the direct or indirect power to vote or dispose of such shares. DOMO Capital Management, LLC and Mr. Dopierala have shared voting power over 1,377,283 shares of Common Stock, and shared dispositive power over 1,377,283 shares of Common Stock. Mr. Dopierala has sole voting power over 28,000 shares of Common Stock and sole dispositive power over 28,000 shares of Common Stock.

(18)	No longer serving as Chief Financial Officer of the Company, effective as of August 16, 2022, and is currently serving as Chief Accounting Officer.

(19)	No longer serving as an executive officer of the Company, effective as of May 27, 2022.

(20)	Serving as Chief Financial Officer, Secretary and Treasurer of the Company, effective as of August 16, 2022.

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STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholders who wish to communicate with our Board, or a particular director, may send a letter to our Secretary at 325 Washington Avenue Extension, Albany, New York 12205. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication.” All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of our Board or certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the appropriate director or directors.

STOCKHOLDER PROPOSALS

In order to be included in the proxy materials for our annual meeting of stockholders to be held in 2023, stockholder proposals submitted to us in compliance with SEC Rule 14a-8 (which concerns stockholder proposals that are requested to be included in a company’s proxy statement) must be received by us at our offices, 325 Washington Avenue Extension, Albany, New York 12205 on or before December 14, 2022. We suggest that proponents submit their proposals by certified mail, return receipt requested, addressed to our Secretary.

With respect to stockholder proposals to be submitted outside the Rule 14a-8 process for consideration at the 2023 annual meeting of stockholders, if we do not receive notice of any such proposal to be presented at the 2023 annual meeting of stockholders on or before February 28, 2023, the proxies designated by our Board will have discretionary authority to vote on any such proposal. In addition, stockholders who intend to solicit proxies in support of director nominees other than our nominees must also comply with the additional requirements of Rule 14a-19(b).

OTHER MATTERS

We do not know of any matters that will be brought before the Special Meeting other than those specifically set forth in the notice thereof. If any other matter properly comes before the meeting for which we did not receive notice by February 10, 2023, however, it is intended that the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person voting them.

By Order of the Board of Directors,

/s/ Philip F. Patman, Jr.
Philip F. Patman, Jr.
Chief Financial Officer and Secretary

Albany, New York

February 10, 2023

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ANNEX A

SOLUNA HOLDINGS, INC.

THIRD AMENDED AND RESTATED 2021 STOCK INCENTIVE PLAN

1.	PURPOSE

The purpose of the Soluna Holdings, Inc. Third Amended and Restated 2021 Stock Incentive Plan (this “Plan”) is to promote the interests of Soluna Holdings, Inc. (the “Company”) and its stockholders by allowing the Company to attract and retain senior managers, employees, directors, consultants, professionals and service providers who provide services to the Company or any of its subsidiaries, provided that such services are bona fide services that are not of a capital-raising nature (“Eligible Persons”). This Plan is expected to contribute to the attainment of these objectives by enabling the Company to compensate Eligible Persons utilizing shares of common stock, par value $0.001 per share, of the Company (“Common Shares”), and shares of 9.0% Series A Cumulative Perpetual Preferred Stock, par value $0.001 per share (“Preferred Shares”), in addition to cash, and to grant to Eligible Persons Common Shares or Preferred Shares which may be unrestricted or restricted as provided in Section 6 of this Plan (“Restricted Stock”; Common Shares that are Restricted Stock are referred to herein as “Restricted Common Stock” and Preferred Shares that are Restricted Stock are referred to herein as “Restricted Preferred Stock”). In addition, this Plan is expected to contribute to the attainment of these objectives by providing for grants to Eligible Persons of (i) the right to receive Common Shares at a specific future time (“RSUs”) and (ii) stock options (“Options”), which Options may be exercised for Common Shares.

2.	ADMINISTRATION

This Plan shall be administered by the Compensation Committee of the Board of Directors (the “Committee”), unless the Company does not have a Compensation Committee, in which case this Plan shall be administered by the Board of Directors of the Company (the “Board”). Subject to the provisions of this Plan, the Committee shall be authorized to interpret this Plan; to establish, amend and rescind any rules and regulations relating to this Plan; and to make all determinations necessary or advisable for the administration of this Plan. The determinations of the Committee in the administration of this Plan, as described herein, shall be final and conclusive. Each of the Chief Executive Officer, the Chief Financial Officer and the Secretary of the Company shall be authorized to implement this Plan in accordance with its terms and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes of this Plan.

3.	ELIGIBILITY

The class of individuals eligible to receive Common Shares, Preferred Shares, Restricted Stock, Restricted Stock Units or Options (the “Awards”) under this Plan shall be persons who are Eligible Persons (as defined above). Any holder of an Award granted under this Plan shall hereinafter be referred to as a “Participant” or collectively as “Participants.”

4.	SHARES SUBJECT TO THIS PLAN

(a)	Share Reserve and Limitation of Grants. Subject to certain adjustments as provided herein, the maximum aggregate number of Common Shares that may be issued hereunder (excluding the number of Common Shares subject to Specified Awards (as hereinafter defined)) (i) pursuant to the exercise of Options, (ii) as unrestricted Common Shares or Restricted Common Stock, and (iii) in settlement of RSUs shall be limited to, beginning with the first quarter of our fiscal year ending December 31, 2023 (or January 1, 2023), 18.75% of the number of Common Shares outstanding as of the first trading day of each quarter. Subject to certain adjustments as provided herein, the maximum aggregate number of Preferred Shares that may be issued hereunder as unrestricted Preferred Shares or Restricted Preferred Stock shall equal $3,600,000 valued as of the Effective Date (as hereinafter defined) determined at the average of the daily volume weighted average price of the Preferred Shares on Nasdaq (as hereinafter defined) as reported by Bloomberg L.P. for each trading day during the period of thirty days ending on the Effective Date. Subject to certain adjustments as provided herein, (A) Common Shares and Preferred Shares subject to this Plan shall include Common Shares and Preferred Shares which reverted back to this Plan pursuant to Section 4(b) below in a prior quarter or fiscal year, as applicable, and (B) the number of Common Shares and Preferred Shares that may be issued under this Plan may never be less than the number of Common Shares or Preferred Shares that are then outstanding under (or available to settle existing) Awards. For purposes of determining the number of Common Shares or Preferred Shares available under this Plan, Common Shares or Preferred Shares withheld by the Company to satisfy applicable tax withholding or exercise price obligations pursuant to Section 10(e) of this Plan shall be deemed issued under this Plan.

(b)	Reversion of Shares. In the event that, prior to the date this Plan shall terminate in accordance with Section 8 hereof, any Award granted under this Plan expires unexercised or unvested or is terminated, surrendered or cancelled without the delivery of Common Shares or Preferred Shares, as applicable, or any shares of Restricted Stock are forfeited back to the Company, then the Common Shares or Preferred Shares, as applicable, subject to such Award may be made available for subsequent Awards under the terms of this Plan.

(c)	Specified Awards. As used in this Plan, “Specified Awards” shall mean (i) Awards to Eligible Persons who are not employed or engaged by the Company or any of its subsidiaries as of the last day of any fiscal quarter of the Company, commencing with the fiscal quarter ending March 31, 2023 and (ii) Awards that have a grant date at least three (3) years prior to the last day of any fiscal quarter of the Company, commencing with the fiscal quarter ending March 31, 2023.

5.	GRANT, TERMS AND CONDITIONS OF OPTIONS

(a)	In General. The Committee may grant Awards in the form of Options. Every Option shall be evidenced by an Option agreement in such form as the Committee shall approve from time to time, specifying the number of Common Shares that may be purchased pursuant to the Option, the time or times at which the Option shall become exercisable in whole or in part and such other terms and conditions as the Committee shall approve and containing or incorporating by reference the terms and conditions set forth in this Section 5.

(b)	Duration. The duration of each Option shall be as specified by the Committee.

(c)	Exercise Price. The exercise price of each Option shall be any lawful consideration, as specified by the Committee in its discretion; provided, however, that the exercise price shall be at least one hundred percent (100%) of the Fair Market Value of the Common Shares on the date on which the Committee awards the Option, which shall be considered the date of grant of the Option for purposes of fixing the price.

For purposes of this Plan and except as may be otherwise explicitly provided in this Plan or in any Award agreement, the Fair Market Value of a Common Share at any particular date shall be determined according to the following rules:

(i) If the Common Shares are not at the time listed or admitted to trading on any national securities exchange or The Nasdaq Stock Market LLC (“Nasdaq”) or any of the OTC Markets (“OTC Markets”), then Fair Market Value shall be determined in good faith by the Board, which may take into consideration (1) the price paid for the Common Shares in the most recent trade of a substantial number of Common Shares known to the Board to have occurred at arm’s length between willing and knowledgeable investors, (2) an appraisal by an independent party or (3) any other method of valuation undertaken in good faith by the Board, or some or all of the above as the Board shall in its discretion elect;

(ii) If the Common Shares are at the time listed or admitted to trading on any national securities exchange or Nasdaq, then Fair Market Value shall mean the Closing Price (as defined below) for the Common Shares on such date. The “Closing Price” on any date shall mean the last sale price for the Common Shares, regular way, or, in case no such sale takes place on that day, the average of the closing bid and asked prices, regular way, for the Common Shares, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the national securities exchange or Nasdaq; or

(iii) If the Common Shares are at the time traded in the OTC Markets, the average of the closing bid and asked prices, regular way, for the Common Shares, as reported in the OTC Markets with respect to securities listed or admitted to trading in the OTC Markets.

(d)	Method of Exercise. Options may be exercised by delivery to the Company of a notice of exercise in a form, which may be electronic, approved by the Committee, together with payment in full in the manner specified in Section 5(f) of the exercise price for the number of Common Shares for which the Option is exercised. Common Shares subject to the Option will be delivered by the Company as soon as practicable following exercise and payment of the exercise price. If the Participant fails to pay for or to accept delivery of all or any part of the number of Common Shares specified in the notice upon tender of delivery thereof, the right to exercise the Option with respect to those Common Shares shall be terminated, unless the Committee otherwise agrees.

(e)	Broker-Assisted Exercises. To the extent permitted by law, any Option may permit payment of the exercise price and payment of any applicable tax withholding from the proceeds of sale through a broker or bank on a date satisfactory to the Committee of some or all of the Common Shares to which such exercise relates. In such case, the Committee will establish rules and procedures relating to such broker- (or bank-) assisted exercises in a manner intended to comply with the requirements of Section 402 of the Sarbanes-Oxley Act of 2002 and Internal Revenue Code Section 409A including as to all Options, without limitation, the time when the election to exercise an option in such manner may be made, the time period by which the broker or bank must remit payment of the exercise price and applicable tax withholding, the interest or other earnings attributable to the payment and the method of funding, if any, attributable to the payment.

(f)	Payment. The Committee will determine the methods by which the exercise price of an Option may be paid, the form of payment and the methods by which Common Shares will be delivered or deemed to be delivered to Participants. As determined by the Committee, payment of the exercise price of an Option may be made, in whole or in part, in the form of: (i) cash or cash equivalents; (ii) delivery (by either actual delivery or attestation) of previously-acquired Common Shares based on the Fair Market Value of the Common Shares on the date the Option is exercised; (iii) withholding of Common Shares from the Option based on the Fair Market Value of Common Shares on the date the Option is exercised; (iv) broker-assisted or bank-assisted market sales; or (v) any other “cashless exercise” arrangement satisfactory to the Committee.

(g)	Vesting. An Option may be exercised so long as it is vested and outstanding from time to time, in whole or in part, in the manner and subject to the conditions that the Committee in its discretion may provide in the Option agreement.

(h)	Effect of Cessation of Employment or Service Relationship. The Committee shall determine in its discretion and specify in each Option agreement the effect, if any, of the termination of the Participant’s employment or other service relationship upon the exercisability of the Option.

(i)	Transferability of Options. An Option shall not be assignable or transferable by the Participant except by will or by the laws of descent and distribution. During the life of the Participant, an Option shall be exercisable only by him, by a conservator or guardian duly appointed for him by reason of his incapacity or by the person appointed by the Participant in a durable power of attorney acceptable to the Company’s counsel. Notwithstanding the preceding sentences of this Section 5(i), the Committee may in its discretion permit the Participant to transfer an Option to a member of the Immediate Family (as defined below) of the Participant, to a trust solely for the benefit of the Participant and the Participant’s Immediate Family or to a partnership or limited liability company whose only partners or members are the Participant and members of the Participant’s Immediate Family. “Immediate Family” shall mean, with respect to any Participant, the Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, and shall include adoptive relationships.

(j)	No Rights as Stockholder. A Participant shall have no rights as a stockholder with respect to any Common Shares covered by an Option until becoming the record holder of the Common Shares. No adjustment shall be made for dividends or other rights for which the record date is earlier than the date the certificate is issued (or equivalent book reporting is made), other than as required or permitted pursuant to Section 7.

(k)	Treatment of Options Upon Termination or Change in Control. Each agreement underlying an Option Award shall set forth the extent to which the Participant shall have the right to retain such Award following termination of the Participant’s employment or other service relationship with the Company and the rights, if any, of the Participant upon a Change in Control, which may include, among other things, the acceleration of vesting of any unvested Options. Whether any such right shall apply to a particular Option Award shall be determined in the sole discretion of the Committee.

6.	TERMS AND CONDITIONS OF RESTRICTED STOCK AND RSUs

(a)	Stock awards and RSUs. The Committee may grant Awards in the form of Common Shares, Preferred Shares, or shares of Restricted Stock and/or RSUs (collectively, referred to as “Stock Awards”). Restrictions on Restricted Stock may include the right of the Company to repurchase all or part of the Common Shares or Preferred Shares, as applicable, at their issue price or other stated or formula price (or to require forfeiture of the Common Shares or Preferred Shares, as applicable, if issued at no cost) from the Participant in the event that conditions specified by the Committee in the applicable Stock Award agreement are not satisfied prior to the end of the applicable restriction period or periods established by the Committee for the Stock Award.

(b)	Form of Settlement. RSUs may be settled in cash or Common Shares, subject to the discretion of the Committee.

(c)	Procedures Relating to Stock Awards. A Restricted Stock agreement or RSU agreement shall evidence the applicable Stock Award and shall contain such terms and conditions as the Committee shall provide. A holder of a Stock Award without restrictions or Restricted Stock shall, subject to the terms of any applicable agreement, have all of the rights of a stockholder of the Company, including the right to vote the Common Shares or Preferred Shares, as applicable, and (except as provided below) the right to receive any dividends. Certificates representing Restricted Stock shall be imprinted with a legend to the effect that the Common Shares or Preferred Shares, as applicable, represented may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with the terms of the applicable agreement. (If shares of Restricted Stock are held in book entry form, statements evidencing those shares shall include a similar legend.) The Participant shall be required to deposit any stock certificates with an escrow agent designated by the Committee, together with a stock power or other instrument of transfer appropriately endorsed in blank. With respect to such Common Shares or Preferred Shares, as applicable, the Committee shall provide that dividends will not be paid with respect to unvested Restricted Stock until the time (if at all) the Restricted Stock vests, and the Company will retain such dividends and pay them (subject to applicable withholding) to the Participant upon vesting.

Except as otherwise provided in this Section 6, Restricted Stock shall become freely transferable by the Participant after all conditions and restrictions applicable to the Common Shares or Preferred Shares, as applicable, have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations).

(d)	Additional Matters Relating to RSUs.

(i) Each grant of RSUs shall constitute the agreement by the Company to issue or transfer Common Shares to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the period established by the Committee and set forth in the RSU agreement (the “Deferral Period”) of such conditions as the Committee may specify.

(ii) Each grant of RSUs may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value on the date of grant.

(iii) Each grant shall provide that the RSUs covered thereby shall be subject to a Deferral Period, which shall be fixed by the Committee on the date of grant, and any grant or sale may provide for the earlier termination of such Deferral Period in the event of a Change in Control (as defined below) of the Company or other similar transaction or event. For the purposes of this Plan, “Change in Control” shall mean a merger or consolidation in which securities constituting more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons that do not own more than fifty percent (50%) of the combined voting power of the Company’s securities immediately prior to such transaction, or the sale, transfer or other disposition of all or substantially all of the Company’s assets to a non-affiliate of the Company.

(iv) During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject Award, shall not have any rights of ownership in the Common Shares issuable pursuant to the RSUs and shall not have any right to vote such Common Shares, but the Committee may on or after the date of grant, authorize the payment of dividend or other distribution equivalents on such Common Shares in cash or additional Common Shares on a current, deferred or contingent basis.

(v) Each grant of RSUs shall be evidenced by an agreement delivered to and accepted by the Participant and containing such terms and provisions as the Committee may determine consistent with this Plan.

(e)	Treatment of Stock Award Upon Termination or Change in Control. Each agreement underlying a Stock Award shall set forth the extent to which the Participant shall have the right to retain the Stock Award following termination of the Participant’s employment or other service relationship with the Company and the rights, if any, of the Participant upon a Change in Control, which may include, among other things, the acceleration of vesting of a Stock Award. Whether any such right shall apply to a particular Stock Award shall be determined in the sole discretion of the Committee.

7.	ADJUSTMENT AND CHANGES IN SHARES

If, after the Effective Date (as defined below), there is a stock dividend or stock split, recapitalization (including payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to stockholders, exchange of shares or other similar corporate change affecting the Common Shares or the Preferred Shares, as applicable, the Board shall appropriately adjust the aggregate number of Common Shares or Preferred Shares, as applicable (including Common Shares underlying Options) available for Awards under this Plan or subject to outstanding Awards, and any other factors, limits or terms affecting any outstanding or subsequently issuable Awards as may be appropriate.

8.	EFFECTIVE DATE, DURATION OF PLAN AMENDMENT AND TERMINATION

This Plan shall become effective on the date of the adoption of this Plan by the Board (the “Effective Date”). This Plan shall automatically terminate on February 12, 2031, which is the tenth (10th) anniversary of this Plan’s Effective Date. The Board may terminate, suspend or amend this Plan at any time without stockholder approval except to the extent that stockholder approval is required to satisfy applicable requirements imposed by (a) Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor rule or regulation; or (b) the rules of any exchange on or through which the Common Shares or the Preferred Shares, as applicable, are then listed or traded. For the avoidance of doubt, this Plan shall be effective upon adoption by the Board and shall be submitted to the stockholders of the Company for approval within twelve (12) months after adopted by the Board. In the event that the stockholders of the Company shall not approve this Plan within such twelve (12) month period, this Plan shall terminate and all Awards granted during such twelve (12) month period shall be terminated. If this Plan is terminated as a result of automatic termination on the tenth (10) anniversary as provided in this Section 8 or pursuant to action of the Board or any other terms of this Plan, then, notwithstanding such termination, all Awards granted prior to such termination shall continue until they are terminated by their terms.

9.	APPLICABLE LAW AND REGISTRATION

The grant of Awards and the issuance of Common Shares or Preferred Shares, as applicable (including Restricted Stock, Common Shares underlying Options upon their exercise, and Common Shares issued in connection with RSUs) shall be subject to all applicable laws, rules and regulations and to such approvals of any governmental agencies or securities exchanges as may be required. Notwithstanding the foregoing, no Common Shares, Preferred Shares, Restricted Stock, RSUs or Options shall be issued under this Plan unless the Company is satisfied that such issuance will be in compliance with applicable federal and state securities laws. Common Shares or Preferred Shares, as applicable, issued under this Plan may be subject to such stop transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any exchange on or through which the Common Shares or Preferred Shares, as applicable, are then listed or traded or any applicable federal or state securities law. The Board may cause a legend or legends to be placed on any stock certificates issued (or book entries) under this Plan to make appropriate reference to restrictions within the scope of this Section 9 or other provisions of this Plan. To the extent not preempted by federal law, the validity, construction and effect of this Plan, any rules and regulations relating to this Plan and all agreements hereunder shall be determined and construed in accordance with and governed by the laws of the State of Nevada, without regard to the principles of conflicts of law.

10.	MISCELLANEOUS

(a)	Transferability of Awards. Except as otherwise provided herein, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution and, during the life of the Participant, shall be exercisable only by the Participant.

(b)	Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Committee shall determine. Each Award may contain terms and conditions in addition to those set forth in this Plan.

(c)	No Guarantee of Employment or Continuation of Service Relationship. Neither this Plan nor any Award agreement shall give an employee or other service provider the right to continue in the employment of or to continue to provide services to the Company or a subsidiary or give the Company or a subsidiary the right to require continued employment or services.

(d)	Rounding Conventions. The Committee may, in its sole discretion and taking into account any requirements of the Internal Revenue Code, including without limitation, as applicable, Sections 409A and 422 through 424 of the Internal Revenue Code, determine the effect of vesting, stock dividend and any other adjustments on shares and any cash amount payable hereunder, and may provide that no fractional shares will be issued (rounding up or down as determined by the Committee) and that cash amounts be rounded down to the nearest whole cent.

(e)	Tax Withholding. To the extent required by law, the Company (or a subsidiary) shall withhold or cause to be withheld income and other taxes with respect to any income recognized by a Participant by reason of the exercise, vesting or settlement of an Award, and as a condition to the receipt of any Award the Participant shall agree that if the amount payable to him or her by the Company and any subsidiary in the ordinary course is insufficient to pay such taxes, then he or she shall upon the request of the Company pay to the Company an amount sufficient to satisfy its tax withholding obligations. Without limiting the foregoing, the Committee may in its discretion permit any Participant’s withholding obligation to be paid in whole or in part in the form of Common Shares or Preferred Shares, as applicable, by withholding from the Common Shares or Preferred Shares, as applicable, to be issued or by accepting delivery from the Participant of Common Shares or Preferred Shares, as applicable, already owned by him or her. If payment of withholding taxes is made in whole or in part in Common Shares or Preferred Shares, as applicable, the Participant shall deliver to the Company certificates registered in his or her name representing Common Shares or Preferred Shares, as applicable, legally and beneficially owned by him or her, fully vested and free of all liens, claims and encumbrances of every kind, duly endorsed or accompanied by stock powers duly endorsed by the record holder of the shares represented by such certificates. If the Participant is subject to Section 16(a) of the Exchange Act, his or her ability to pay any withholding obligation in the form of Common Shares or Preferred Shares, as applicable, shall be subject to any additional restrictions as may be necessary to avoid any transaction that might give rise to liability under Section 16(b) of the Exchange Act.

(f)	Use of Proceeds. The proceeds from the sale of Common Shares or Preferred Shares, as applicable, pursuant to Awards shall constitute general funds of the Company.

(g)	Awards to Non-United States Persons. Awards may be made to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in this Plan as the Committee considers necessary or advisable to achieve the purposes of this Plan or to comply with applicable laws. The Board shall have the right to amend this Plan, consistent with its authority to amend this Plan as set forth in Section 8, to obtain favorable tax treatment for Participants, and any such amendments shall be evidenced by an Appendix to this Plan. The Board may delegate this authority to the Committee.

(h)	Compliance with Section 409A. It is the intention of the Company that no payment or entitlement pursuant to this Plan will give rise to any adverse tax consequences to any person pursuant to Section 409A of the Internal Revenue Code. The Committee shall interpret and apply this Plan to that end and shall not give effect to any provision therein in a manner that reasonably could be expected to give rise to adverse tax consequences under Section 409A of the Internal Revenue Code.

ANNEX B

SOLUNA HOLDINGS, INC.

2023 STOCK INCENTIVE PLAN

1.	PURPOSE

The purpose of the Soluna Holdings, Inc. 2023 Stock Incentive Plan (this “Plan”) is to promote the interests of Soluna Holdings, Inc. (the “Company”) and its stockholders by allowing the Company to attract and retain senior managers, employees, directors, consultants, professionals and service providers who provide services to the Company or any of its subsidiaries, provided that such services are bona fide services that are not of a capital-raising nature (“Eligible Persons”). This Plan is expected to contribute to the attainment of these objectives by enabling the Company to compensate Eligible Persons utilizing shares of common stock, par value $0.001 per share, of the Company (“Common Shares”), in addition to cash, and to grant to Eligible Persons Common Shares which may be unrestricted or restricted as provided in Section 6 of this Plan (“Restricted Stock”). In addition, this Plan is expected to contribute to the attainment of these objectives by providing for grants to Eligible Persons of (i) the right to receive Common Shares at a specific future time (“RSUs”) and (ii) stock options (“Options”), which Options may be exercised for Common Shares.

2.	ADMINISTRATION

This Plan shall be administered by the Compensation Committee of the Board of Directors (the “Committee”), unless the Company does not have a Compensation Committee, in which case this Plan shall be administered by the Board of Directors of the Company (the “Board”). Subject to the provisions of this Plan, the Committee shall be authorized to interpret this Plan; to establish, amend and rescind any rules and regulations relating to this Plan; and to make all determinations necessary or advisable for the administration of this Plan. The determinations of the Committee in the administration of this Plan, as described herein, shall be final and conclusive. Each of the Chief Executive Officer, the Chief Financial Officer and the Secretary of the Company shall be authorized to implement this Plan in accordance with its terms and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes of this Plan.

3.	ELIGIBILITY

The class of individuals eligible to receive Common Shares, Restricted Stock, Restricted Stock Units or Options (the “Awards”) under this Plan shall be persons who are Eligible Persons (as defined above). Any holder of an Award granted under this Plan shall hereinafter be referred to as a “Participant” or collectively as “Participants.”

4.	SHARES SUBJECT TO THIS PLAN

(a)	Share Reserve and Limitation of Grants. Subject to certain adjustments as provided herein, the maximum aggregate number of Common Shares that may be issued hereunder (excluding the number of Common Shares subject to Specified Awards (as hereinafter defined)) (i) pursuant to the exercise of Options, (ii) as unrestricted Common Shares or Restricted Stock, and (iii) in settlement of RSUs shall be limited to, beginning with the first quarter of our fiscal year ending December 31, 2023 (or January 1, 2023), 9.75% of the number of Common Shares outstanding as of the first trading day of each quarter. Subject to certain adjustments as provided herein, (A) Common Shares subject to this Plan shall include Common Shares which reverted back to this Plan pursuant to Section 4(b) below in a prior quarter, and (B) the number of Common Shares that may be issued under this Plan may never be less than the number of Common Shares that are then outstanding under (or available to settle existing) Awards. For purposes of determining the number of Common Shares available under this Plan, Common Shares withheld by the Company to satisfy applicable tax withholding or exercise price obligations pursuant to Section 10(e) of this Plan shall be deemed issued under this Plan.

(b)	Reversion of Shares. In the event that, prior to the date this Plan shall terminate in accordance with Section 8 hereof, any Award granted under this Plan expires unexercised or unvested or is terminated, surrendered or cancelled without the delivery of Common Shares, or any shares of Restricted Stock are forfeited back to the Company, then the Common Shares subject to such Award may be made available for subsequent Awards under the terms of this Plan.

(c)	Specified Awards. As used in this Plan, “Specified Awards” shall mean (i) Awards to Eligible Persons who are not employed or engaged by the Company or any of its subsidiaries as of the last day of any fiscal quarter of the Company, commencing with the fiscal quarter ending March 31, 2023 and (ii) Awards that have a grant date at least three (3) years prior to the last day of any fiscal quarter of the Company, commencing with the fiscal quarter ending March 31, 2023.

5.	GRANT, TERMS AND CONDITIONS OF OPTIONS

(a)	In General. The Committee may grant Awards in the form of Options. Every Option shall be evidenced by an Option agreement in such form as the Committee shall approve from time to time, specifying the number of Common Shares that may be purchased pursuant to the Option, the time or times at which the Option shall become exercisable in whole or in part and such other terms and conditions as the Committee shall approve and containing or incorporating by reference the terms and conditions set forth in this Section 5.

(b)	Duration. The duration of each Option shall be as specified by the Committee.

(c)	Exercise Price. The exercise price of each Option shall be any lawful consideration, as specified by the Committee in its discretion; provided, however, that the exercise price shall be at least one hundred percent (100%) of the Fair Market Value of the Common Shares on the date on which the Committee awards the Option, which shall be considered the date of grant of the Option for purposes of fixing the price.

For purposes of this Plan and except as may be otherwise explicitly provided in this Plan or in any Award agreement, the Fair Market Value of a Common Share at any particular date shall be determined according to the following rules:

(i) If the Common Shares are not at the time listed or admitted to trading on any national securities exchange or The Nasdaq Stock Market LLC (“Nasdaq”) or any of the OTC Markets (“OTC Markets”), then Fair Market Value shall be determined in good faith by the Board, which may take into consideration (1) the price paid for the Common Shares in the most recent trade of a substantial number of Common Shares known to the Board to have occurred at arm’s length between willing and knowledgeable investors, (2) an appraisal by an independent party or (3) any other method of valuation undertaken in good faith by the Board, or some or all of the above as the Board shall in its discretion elect;

(ii) If the Common Shares are at the time listed or admitted to trading on any national securities exchange or Nasdaq, then Fair Market Value shall mean the Closing Price (as defined below) for the Common Shares on such date. The “Closing Price” on any date shall mean the last sale price for the Common Shares, regular way, or, in case no such sale takes place on that day, the average of the closing bid and asked prices, regular way, for the Common Shares, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the national securities exchange or Nasdaq; or

(iii) If the Common Shares are at the time traded in the OTC Markets, the average of the closing bid and asked prices, regular way, for the Common Shares, as reported in the OTC Markets with respect to securities listed or admitted to trading in the OTC Markets.

(d)	Method of Exercise. Options may be exercised by delivery to the Company of a notice of exercise in a form, which may be electronic, approved by the Committee, together with payment in full in the manner specified in Section 5(f) of the exercise price for the number of Common Shares for which the Option is exercised. Common Shares subject to the Option will be delivered by the Company as soon as practicable following exercise and payment of the exercise price. If the Participant fails to pay for or to accept delivery of all or any part of the number of Common Shares specified in the notice upon tender of delivery thereof, the right to exercise the Option with respect to those Common Shares shall be terminated, unless the Committee otherwise agrees.

(e)	Broker-Assisted Exercises. To the extent permitted by law, any Option may permit payment of the exercise price and payment of any applicable tax withholding from the proceeds of sale through a broker or bank on a date satisfactory to the Committee of some or all of the Common Shares to which such exercise relates. In such case, the Committee will establish rules and procedures relating to such broker- (or bank-) assisted exercises in a manner intended to comply with the requirements of Section 402 of the Sarbanes-Oxley Act of 2002 and Internal Revenue Code Section 409A including as to all Options, without limitation, the time when the election to exercise an option in such manner may be made, the time period by which the broker or bank must remit payment of the exercise price and applicable tax withholding, the interest or other earnings attributable to the payment and the method of funding, if any, attributable to the payment.

(f)	Payment. The Committee will determine the methods by which the exercise price of an Option may be paid, the form of payment and the methods by which Common Shares will be delivered or deemed to be delivered to Participants. As determined by the Committee, payment of the exercise price of an Option may be made, in whole or in part, in the form of: (i) cash or cash equivalents; (ii) delivery (by either actual delivery or attestation) of previously-acquired Common Shares based on the Fair Market Value of the Common Shares on the date the Option is exercised; (iii) withholding of Common Shares from the Option based on the Fair Market Value of Common Shares on the date the Option is exercised; (iv) broker-assisted or bank-assisted market sales; or (v) any other “cashless exercise” arrangement satisfactory to the Committee.

(g)	Vesting. An Option may be exercised so long as it is vested and outstanding from time to time, in whole or in part, in the manner and subject to the conditions that the Committee in its discretion may provide in the Option agreement.

(h)	Effect of Cessation of Employment or Service Relationship. The Committee shall determine in its discretion and specify in each Option agreement the effect, if any, of the termination of the Participant’s employment or other service relationship upon the exercisability of the Option.

(i)	Transferability of Options. An Option shall not be assignable or transferable by the Participant except by will or by the laws of descent and distribution. During the life of the Participant, an Option shall be exercisable only by him, by a conservator or guardian duly appointed for him by reason of his incapacity or by the person appointed by the Participant in a durable power of attorney acceptable to the Company’s counsel. Notwithstanding the preceding sentences of this Section 5(i), the Committee may in its discretion permit the Participant to transfer an Option to a member of the Immediate Family (as defined below) of the Participant, to a trust solely for the benefit of the Participant and the Participant’s Immediate Family or to a partnership or limited liability company whose only partners or members are the Participant and members of the Participant’s Immediate Family. “Immediate Family” shall mean, with respect to any Participant, the Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, and shall include adoptive relationships.

(j)	No Rights as Stockholder. A Participant shall have no rights as a stockholder with respect to any Common Shares covered by an Option until becoming the record holder of the Common Shares. No adjustment shall be made for dividends or other rights for which the record date is earlier than the date the certificate is issued (or equivalent book reporting is made), other than as required or permitted pursuant to Section 7.

(k)	Treatment of Options Upon Termination or Change in Control. Each agreement underlying an Option Award shall set forth the extent to which the Participant shall have the right to retain such Award following termination of the Participant’s employment or other service relationship with the Company and the rights, if any, of the Participant upon a Change in Control, which may include, among other things, the acceleration of vesting of any unvested Options. Whether any such right shall apply to a particular Option Award shall be determined in the sole discretion of the Committee.

6.	TERMS AND CONDITIONS OF RESTRICTED STOCK AND RSUs

(a)	Stock awards and RSUs. The Committee may grant Awards in the form of Common Shares, shares of Restricted Stock and/or RSUs (collectively, referred to as “Stock Awards”). Restrictions on Restricted Stock may include the right of the Company to repurchase all or part of the Common Shares at their issue price or other stated or formula price (or to require forfeiture of the Common Shares if issued at no cost) from the Participant in the event that conditions specified by the Committee in the applicable Stock Award agreement are not satisfied prior to the end of the applicable restriction period or periods established by the Committee for the Stock Award.

(b)	Form of Settlement. RSUs may be settled in cash or Common Shares, subject to the discretion of the Committee.

(c)	Procedures Relating to Stock Awards. A Restricted Stock agreement or RSU agreement shall evidence the applicable Stock Award and shall contain such terms and conditions as the Committee shall provide. A holder of a Stock Award without restrictions or Restricted Stock shall, subject to the terms of any applicable agreement, have all of the rights of a stockholder of the Company, including the right to vote the Common Shares and (except as provided below) the right to receive any dividends. Certificates representing Restricted Stock shall be imprinted with a legend to the effect that the Common Shares represented may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with the terms of the applicable agreement. (If shares of Restricted Stock are held in book entry form, statements evidencing those shares shall include a similar legend.) The Participant shall be required to deposit any stock certificates with an escrow agent designated by the Committee, together with a stock power or other instrument of transfer appropriately endorsed in blank. With respect to such Common Shares, the Committee shall provide that dividends will not be paid with respect to unvested Restricted Stock until the time (if at all) the Restricted Stock vests, and the Company will retain such dividends and pay them (subject to applicable withholding) to the Participant upon vesting.

Except as otherwise provided in this Section 6, Restricted Stock shall become freely transferable by the Participant after all conditions and restrictions applicable to the Common Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations).

(d)	Additional Matters Relating to RSUs.

(i) Each grant of RSUs shall constitute the agreement by the Company to issue or transfer Common Shares to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the period established by the Committee and set forth in the RSU agreement (the “Deferral Period”) of such conditions as the Committee may specify.

(ii) Each grant of RSUs may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value on the date of grant.

(iii) Each grant shall provide that the RSUs covered thereby shall be subject to a Deferral Period, which shall be fixed by the Committee on the date of grant, and any grant or sale may provide for the earlier termination of such Deferral Period in the event of a Change in Control (as defined below) of the Company or other similar transaction or event. For the purposes of this Plan, “Change in Control” shall mean a merger or consolidation in which securities constituting more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons that do not own more than fifty percent (50%) of the combined voting power of the Company’s securities immediately prior to such transaction, or the sale, transfer or other disposition of all or substantially all of the Company’s assets to a non-affiliate of the Company.

(iv) During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject Award, shall not have any rights of ownership in the Common Shares issuable pursuant to the RSUs and shall not have any right to vote such Common Shares, but the Committee may on or after the date of grant, authorize the payment of dividend or other distribution equivalents on such Common Shares in cash or additional Common Shares on a current, deferred or contingent basis.

(v) Each grant of RSUs shall be evidenced by an agreement delivered to and accepted by the Participant and containing such terms and provisions as the Committee may determine consistent with this Plan.

(e)	Treatment of Stock Award Upon Termination or Change in Control. Each agreement underlying a Stock Award shall set forth the extent to which the Participant shall have the right to retain the Stock Award following termination of the Participant’s employment or other service relationship with the Company and the rights, if any, of the Participant upon a Change in Control, which may include, among other things, the acceleration of vesting of a Stock Award. Whether any such right shall apply to a particular Stock Award shall be determined in the sole discretion of the Committee.

7.	ADJUSTMENT AND CHANGES IN SHARES

If, after the Effective Date (as defined below), there is a stock dividend or stock split, recapitalization (including payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to stockholders, exchange of shares or other similar corporate change affecting the Common Shares, the Board shall appropriately adjust the aggregate number of Common Shares (including Common Shares underlying Options) available for Awards under this Plan or subject to outstanding Awards, and any other factors, limits or terms affecting any outstanding or subsequently issuable Awards as may be appropriate.

8.	EFFECTIVE DATE, DURATION OF PLAN AMENDMENT AND TERMINATION

This Plan shall become effective on the date of the adoption of this Plan by the Board (the “Effective Date”). This Plan shall automatically terminate on February 8, 2033, which is the tenth (10th) anniversary of this Plan’s Effective Date. The Board may terminate, suspend or amend this Plan at any time without stockholder approval except to the extent that stockholder approval is required to satisfy applicable requirements imposed by (a) Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor rule or regulation; or (b) the rules of any exchange on or through which the Common Shares are then listed or traded. For the avoidance of doubt, this Plan shall be effective upon adoption by the Board and shall be submitted to the stockholders of the Company for approval within twelve (12) months after adopted by the Board. In the event that the stockholders of the Company shall not approve this Plan within such twelve (12) month period, this Plan shall terminate and all Awards granted during such twelve (12) month period shall be terminated. If this Plan is terminated as a result of automatic termination on the tenth (10) anniversary as provided in this Section 8 or pursuant to action of the Board or any other terms of this Plan, then, notwithstanding such termination, all Awards granted prior to such termination shall continue until they are terminated by their terms.

9.	APPLICABLE LAW AND REGISTRATION

The grant of Awards and the issuance of Common Shares (including Restricted Stock, Common Shares underlying Options upon their exercise, and Common Shares issued in connection with RSUs) shall be subject to all applicable laws, rules and regulations and to such approvals of any governmental agencies or securities exchanges as may be required. Notwithstanding the foregoing, no Common Shares, Restricted Stock, RSUs or Options shall be issued under this Plan unless the Company is satisfied that such issuance will be in compliance with applicable federal and state securities laws. Common Shares issued under this Plan may be subject to such stop transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any exchange on or through which the Common Shares are then listed or traded or any applicable federal or state securities law. The Board may cause a legend or legends to be placed on any stock certificates issued (or book entries) under this Plan to make appropriate reference to restrictions within the scope of this Section 9 or other provisions of this Plan. To the extent not preempted by federal law, the validity, construction and effect of this Plan, any rules and regulations relating to this Plan and all agreements hereunder shall be determined and construed in accordance with and governed by the laws of the State of Nevada, without regard to the principles of conflicts of law.

10.	MISCELLANEOUS

(a)	Transferability of Awards. Except as otherwise provided herein, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution and, during the life of the Participant, shall be exercisable only by the Participant.

(b)	Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Committee shall determine. Each Award may contain terms and conditions in addition to those set forth in this Plan.

(c)	No Guarantee of Employment or Continuation of Service Relationship. Neither this Plan nor any Award agreement shall give an employee or other service provider the right to continue in the employment of or to continue to provide services to the Company or a subsidiary or give the Company or a subsidiary the right to require continued employment or services.

(d)	Rounding Conventions. The Committee may, in its sole discretion and taking into account any requirements of the Internal Revenue Code, including without limitation, as applicable, Sections 409A and 422 through 424 of the Internal Revenue Code, determine the effect of vesting, stock dividend and any other adjustments on shares and any cash amount payable hereunder, and may provide that no fractional shares will be issued (rounding up or down as determined by the Committee) and that cash amounts be rounded down to the nearest whole cent.

(e)	Tax Withholding. To the extent required by law, the Company (or a subsidiary) shall withhold or cause to be withheld income and other taxes with respect to any income recognized by a Participant by reason of the exercise, vesting or settlement of an Award, and as a condition to the receipt of any Award the Participant shall agree that if the amount payable to him or her by the Company and any subsidiary in the ordinary course is insufficient to pay such taxes, then he or she shall upon the request of the Company pay to the Company an amount sufficient to satisfy its tax withholding obligations. Without limiting the foregoing, the Committee may in its discretion permit any Participant’s withholding obligation to be paid in whole or in part in the form of Common Shares by withholding from the Common Shares to be issued or by accepting delivery from the Participant of Common Shares already owned by him or her. If payment of withholding taxes is made in whole or in part in Common Shares, the Participant shall deliver to the Company certificates registered in his or her name representing Common Shares legally and beneficially owned by him or her, fully vested and free of all liens, claims and encumbrances of every kind, duly endorsed or accompanied by stock powers duly endorsed by the record holder of the shares represented by such certificates. If the Participant is subject to Section 16(a) of the Exchange Act, his or her ability to pay any withholding obligation in the form of Common Shares shall be subject to any additional restrictions as may be necessary to avoid any transaction that might give rise to liability under Section 16(b) of the Exchange Act.

(f)	Use of Proceeds. The proceeds from the sale of Common Shares pursuant to Awards shall constitute general funds of the Company.

(g)	Awards to Non-United States Persons. Awards may be made to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in this Plan as the Committee considers necessary or advisable to achieve the purposes of this Plan or to comply with applicable laws. The Board shall have the right to amend this Plan, consistent with its authority to amend this Plan as set forth in Section 8, to obtain favorable tax treatment for Participants, and any such amendments shall be evidenced by an Appendix to this Plan. The Board may delegate this authority to the Committee.

(h)	Compliance with Section 409A. It is the intention of the Company that no payment or entitlement pursuant to this Plan will give rise to any adverse tax consequences to any person pursuant to Section 409A of the Internal Revenue Code. The Committee shall interpret and apply this Plan to that end and shall not give effect to any provision therein in a manner that reasonably could be expected to give rise to adverse tax consequences under Section 409A of the Internal Revenue Code.

PROXY CARD

SOLUNA	SCAN TO VIEW MATERIALS & VOTE
SOLUNA HOLDINGS, INC. *325 WASHINGTON AVENUE EXTENSION* *ALBANY, NY 12205*	**VOTE BY INTERNET** *Before The Meeting* - Go to **www.proxyvote.com or scan the QR Barcode above** Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. *During The Meeting* - Go to **www.virtualshareholdermeeting.com/SLNH2023SM** You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. **VOTE BY PHONE - 1-800-690-6903** Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. **VOTE BY MAIL** Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D79467-P72087 KEEP THIS PORTION FOR YOUR RECORDS

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Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)	Date

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D79468-P72087

SOLUNA HOLDINGS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SPECIAL MEETING OF STOCKHOLDERS
MARCH 10, 2023

The stockholder(s) hereby appoint(s) Mr. Michael Toporek, as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Soluna Holdings, Inc. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 10:00 a.m., Eastern Time, on March, 10, 2023, virtually at www.virtualshareholdermeeting.com/SLNH2023SM, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, and 5.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

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